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EXHIBIT 4 (d)

ADM
EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
(As Amended and Restated Effective April 1, 1998)



ARTICLE I

INTRODUCTION

1.1 Plan; Purpose. The ADM EMPLOYEE STOCK OWNERSHIP PLAN FOR HOURLY EMPLOYEES is sponsored by the Company primarily to provide Eligible Employees with a means to acquire an ownership interest in the Company, and also to provide Eligible Employees with a means to save for their retirement.


1.2  Qualified Stock Bonus and Employee Stock Ownership
Plan.
     The Plan is a defined contribution plan that is intended to qualify under Code 401(a). The portion of the Plan that consists of the ESOP Subaccounts is a stock bonus and employee stock ownership plan (within the meaning of Code
      4975(3)(7)) that was established effective April 1, 1998,
     and is designed to invest in Company Stock; the portion of the Plan that consists of the Non-ESOP Subaccounts (other than Predecessor Plan Subaccounts) is a stock bonus plan to which contributions were discontinued effective April 1, 1988, and which is also designed to invest in Company Stock; and the portion of the Plan that consists of the Predecessor Plan Subaccounts reflect account balances transferred from other plans (as a result of a merger or account transfer) which will retain the status of the Predecessor Plan.

     The employee stock ownership portion of the Plan includes a cash or deferred arrangement that is intended to qualify under Code 401(k).

1.3 Plan Document. The Plan document consists of this document, the various appendices to this document, the List of Participating Employers for the Plan, the List of Participating Locations for the Plan, the List of Predecessor Employers for the Plan, the List of Predecessor Plan Subaccounts for the Plan and any document that is expressly incorporated by reference into the Plan.

1.4 Effective Date of Document. The Plan (as amended and restated in this document) is effective April 1, 1998.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

2.1  Definitions.

2.1.1                  "Account" means the
     bookkeeping account maintained to reflect the
     Participant's interest in the Trust Fund.
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2.1.2                  "Active Participant" means an
Eligible
     Employee who has become and remains an Active
     Participant under Article III.

2.1.3                  "Affiliate" means any
corporation that is
     a member of the same controlled group as the Company as defined in Code 414(b), any business entity that is under common control with the Company as defined in Code 414(c), any business entity that is a member of an affiliated service group with the Company as defined in Code
     414(m), or any other business entity that is required to be aggregated and treated as one employer with the Company under Code 414(o).
     For purposes of applying the limits of Code
     415, Code 414(b) and 414(c) will be applied as modified by Code 415(h).

2.1.4                  "Annual Addition" means any of
the
     following amounts credited to the Participant as of any date within the Plan Year:

(a)  Employee after-tax contributions credited under
                         any
          defined contribution plan maintained by the Company or an Affiliate (but not rollover contributions);

     (b) Employer contributions credited under any defined contribution plan or simplified employee pension plan maintained by the Company or an Affiliate, including Before-
          Tax Contributions credited under this Plan
          (including excess contributions distributed under Sec. 6.2, but not including excess deferrals distributed under Sec. 6.1), and Matching and Non-Matching Contributions credited under this Plan (including excess contributions distributed under Sec. 6.2);

     (c)  Forfeitures credited under any defined
          contribution plan maintained by the Company or an Affiliate;

     (d) Amounts credited to any individual medical benefit account (as described in Code
          415(l)(2)) under any defined benefit plan maintained by the Company or an Affiliate, provided that, such amounts will be disregarded in applying the twenty-five percent (25%) of compensation limit under Code 415(c)(1)(B); and

     (e) Amounts credited to any separate account for retiree medical benefits (as described in Code 419A(d)(2)) on behalf of any Key
          Employee under any welfare benefit fund
          maintained by the Company or an Affiliate.

     Any contrary provision notwithstanding, employer contributions under this Plan that are applied to pay interest on an Exempt Loan will not be an Annual Addition if no more than one-third (1/3) of the employer contributions under this Plan that are applied to pay principal or interest on an Exempt Loan for the Plan Year are allocated to Participants who are Highly Compensated
     Employees.

2.1.5                  "Before Tax Contribution"
means a
     contribution made pursuant to Sec. 4.1.
2.1.6                  "Beneficiary" means a person
or persons
     designated as such pursuant to Sec. 12.4.

2.1.7     "Certified Earnings" means the total
compensation paid
     to an Active Participant by a Participating
     Employer during that portion of the Plan Year in
     which he/she is an Active
     Participant, subject to the following:
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    (a)  Specific Inclusions.  Certified Earnings
                      includes:

               (1)     Before-Tax Contributions to
this Plan (and
               any contributions made by pay
               reduction to any other qualified cash
               or deferred arrangement that forms
               part of a Plan maintained by the
               Company or an Affiliate), and
               contributions made by pay reduction to
               the ADM Flexible Spending Plan (or any
               other cafeteria plan (as defined in
               Code  125) maintained by the Company
               or an Affiliate).

               (2)     Overtime pay, vacation pay,
holiday pay,
               pay for jury duty and lump-sum
               payments in lieu of pay increases.

               (3)     Sick pay or short-term
disability payments
               paid directly by a Participating
               Employer (not including any amounts
               paid by an insurance carrier under an
               insured disability program).

 (b)  Specified Exclusions.  Certified Earnings does
                         not
          include bonuses, expense allowances or
          reimbursements, severance pay, payments or contributions to or for the benefit of an individual under any other deferred compensation, pension, profit sharing, insurance, or other employee benefit plan
          (except as expressly provided above), stock options, stock appreciation rights or cash payments in lieu thereof, merchandise or service discounts, non-cash employee awards, earnings payable in a form other than cash, or other fringe benefits.

(c)  Special Rule for Foreign Assignments.  Certified
          Earnings for persons working outside the United States is limited to base compensation as so characterized on the payroll system of the Company and does not include any extra or added compensation due to the foreign assignment (such as relocation allowance, education allowance, or other reimbursements or allowances) and, in the case of an Employee who is working for an eligible foreign affiliate, will not include any amount paid by the Company that is the equivalent of the tax imposed under Code 3101.

     (d)  Special Rule for Commissions.  Certified
          Earnings include commissions when paid and not when earned.

     (e)  Code Section 401(a)(17) Limit.  Certified
          Earnings do not include any amounts in
          excess of the limit  in effect under Code
          401(a)(17) for any Plan Year.

2.1.8                  "Code" means the Internal
Revenue Code of
                  1986, as amended.

2.1.9                  "Company" means Archer Daniels
Midland
     Company.

2.1.10                 "Company Stock" means common
stock of the
     Company.

2.1.11                 "Eligible Employee" means the
following:

     (a)  General Rule.  An Eligible Employee is an
Employee who
          satisfies the following criteria:
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          (1)  The Employee is paid on an hourly wage
               basis, or is paid on a regular salary
               basis but is classified by the Company
               as an hourly wage employee because
               he/she is a non-supervisory employee
               serving on a barge.

          (2)  The Employee is employed with a
               Participating Employer (while it is a
               Participating Employer) at a
               Participating Location (while it is a
               Participating Location).

          (3)  The Employee is not excluded under any
               one of the following categories:

               (A)     Any individual who is
compensated on an
                       hourly wage basis, but is
                       eligible to participate in the
                       ADM Employee Stock Ownership
                       Plan for Salaried Employees.

               (B)     Any individual who is
classified as a
                       probationary or temporary
                       employee by the Company.

               (C)     Any individual who is
classified as an
                       independent contractor, or as
                       having any status other than a
                       common-law employee, by the
                       Company (regardless of whether
                       such individual is
                       subsequently determined to be
                       a common-law employee or an
                       employee for any other
                       purpose).

               (D)     Any individual who is a
citizen or
                       resident of a foreign country
                       unless the Company expressly
                       extends eligibility to such
                       individual, such individual
                       does not receive
                       contributions under any
                       funded plan of deferred
                       compensation in a foreign
                       country, and such individual
                       is on the payroll system of
                       the Company or an Affiliate
                       in the United States.

               (E)     Any individual who is a
Leased Employee
                       with respect to the Company
                       or an Affiliate.

     (b)  Collective Bargaining Employees.  An
          Employee is not an Eligible Employee during any period he/she is a member of a unit of Employees covered by a collective bargaining agreement unless the agreement expressly provides that he/she is eligible to participate in this Plan. For this purpose, a collective bargaining agreement will be deemed to continue in effect after it expires during the pendency of collective bargaining negotiations until the parties have negotiated to "impasse" as determined by the Company, and an Employee thereafter will be an Eligible Employee if and only if participation is part of the impasse proposal of the Company or the Employee was an Eligible Employee before the collective bargaining agreement expired and the Company elects to continue such status.

(c)  Authorized Leaves of Absence.  An Employee will
          continue as an Eligible Employee during any
authorized
          and paid leave of absence if he/she was an
          Eligible Employee prior to the start of
          such leave until Termination of Employment
          or the happening of any event that would
          have caused the Employee to cease to be an
          Eligible Employee if he/she had not been on
          a leave of absence (e.g., if his/her
          employer ceases to be a Participating
          Employer).
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2.1.12                 "Employee" means any common-
law employee
     of the Company or an Affiliate (while it is an Affiliate) and any Leased Employee with respect to the Company or an Affiliate; provided that, a Leased Employee will not be an Employee if Leased Employees do not constitute more than twenty percent (20%) of the combined workforce of the Company and Affiliates and the Leased
     Employee is covered by a plan of the leasing organization that is described in Code
     414(n)(5).

     An individual who is employed by an eligible foreign affiliate and who is a citizen or resident of the United States will be treated as an Employee of the Company for the period of his/her employment with the eligible foreign affiliate provided the individual does not receive contributions under any funded plan of deferred compensation with respect to remuneration received from the eligible foreign affiliate. An "eligible foreign affiliate" is any foreign entity that satisfies the following requirements: (i) ten percent (10%) or more of the voting stock or profits interest of the foreign entity is owned by the Company or a domestic Affiliate of the Company, and (ii) the Company has entered into an agreement under Code
     3121(l) that applies to individuals employed by that foreign entity who are citizens or residents of the United States.

2.1.13                 "ERISA" means the Employee
Retirement
     Income Security Act of 1974, as amended.

2.1.14                 "Exempt Loan" means a loan or
other
     extension of credit to the Plan to enable the Plan to acquire shares of Company Stock.

2.1.15                 "Highly Compensated Employee"
means an
     Employee who was a five-percent owner (as defined in Code 414(q)(2)) at any time during the prior Plan Year or current Plan Year, or an Employee who received compensation in excess of the amount in effect under Code 414(q)(1)(A) for the prior Plan Year, with "compensation" for this purpose meaning compensation as defined in Sec. 6.3.3.

2.1.16                 "Hour of Service" means each
of the
     following (but in no event will duplicate credit be given for the same hour under more than one subsection):

     (a)  Work Periods.  Each hour for which the
          individual is paid or entitled to payment by the Company or an Affiliate (while it is an Affiliate) for the performance of services, with overtime hours credited on a straight-time basis.

     (b)  Non-Work Periods.  Each hour for which the
          individual is paid or entitled to payment
          by the Company or an Affiliate (while it is
          an Affiliate) on account of a period of
          time during which no services are performed
          (irrespective of whether the employment
          relationship has terminated) due to
          vacation (but excluding hours
          attributable to accrued vacation for which
          payment is made in lieu of actual time off
          from work), holiday, illness, incapacity
          (including disability), layoff, jury duty,
          military duty, or leave of absence;
          provided that, no more than five hundred
          and one (501) hours will be credited under
          this subsection for any single continuous
          period during which the individual performs
          no services.  Hours will not be credited
          under this subsection with respect to a
          payment under a plan maintained to comply
          with applicable workers' compensation,
          unemployment compensation, or disability
          insurance laws, or with respect to a
          payment which reimburses the individual for
          medical or medicallyrelated expenses.
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     (c)  Back Pay Awards.  Each hour for which back
          pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate (while it is an Affiliate), with such hours to be credited to the computation period or periods to which the award or agreement pertains, rather than to the computation period in which the award, agreement, or payment is made.

     (d) Credit if No Hour Records Maintained. If an individual is within a classification for which a record of hours for the performance of services is not maintained, the individual will be credited with one hundred and ninety (190) hours of service for each month for which he/she would otherwise be credited under (a), (b) or (c) with at least one Hour of Service.

     The Company may use any records to determine hours of service which it considers an accurate reflection of the actual facts.

2.1.17                 "Leased Employee" means an
individual
     defined as such under Code   414(n); generally,
     any individual who is not a common-law employee of the Company or an Affiliate but who performs services for the Company or Affiliate (while it is an Affiliate) pursuant to an agreement with any other person, provided such individual has performed such services for the Company or Affiliate on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction and control of the Company or Affiliate.

2.1.18                 "Matching Contribution" means
a
     contribution made pursuant to Sec. 5.1.

2.1.19                 "Non-Matching Contribution"
means a
     contribution made pursuant to Sec. 5.2.

2.1.20                 "Normal Retirement Age" means
age 65.

2.1.21                 "Participant" means either an
Active
     Participant or an Employee or former Employee who is no longer an Active Participant but who still has an Account under the Plan (and also includes an Employee or former Employee who has a Rollover Subaccount but who has not become an Active Participant).

2.1.22                 "Participating Employer" means
the Company
     and any Affiliate that is included on the List of Participating Employers maintained for the Plan during the effective period specified on such list
     (provided that an employer will automatically cease to be a Participating Employer as of the date it ceases to be an Affiliate).
2.1.23                 "Plan" means the ADM Employee
Stock
     Ownership Plan for Hourly Employees, as amended.
2.1.24                 "Plan Year" means the calendar
year.
2.1.25                 "Predecessor Employer" means
any business
     entity from whose employment a group of
     Employees has been transferred to employment with the Company or an Affiliate, or any member of a controlled group of corporations of which an Affiliate used to be a member prior to becoming a member of the controlled group of corporations that includes the Company.

2.1.26                 "Spouse" means a person of the
opposite
     sex to whom the Participant is legally married
     (including a common-law spouse in any state that
     recognizes common-law marriage).
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2.1.27                 "Termination of Employment"
means
     resignation, discharge, retirement, death or the happening of any other event or circumstance that results in the severance of the employer-employee relationship with the Company and all Affiliates; provided that, solely to determine whether a Participant is entitled to a distribution from the Plan, a Termination of Employment will not be deemed to have occurred unless there has been a separation from service which the Company determines satisfies the requirements of Code 401(k)(2)(B)(i)(I).

2.1.28                 "Trust Fund" means the trust
fund or funds
     (or any group annuity contract with an insurance company) that serves as a funding vehicle for the Plan.

2.1.29                 "Trustee" means a trustee (or
insurance
     company) appointed and acting as such with respect to all or any portion of the Trust Fund.

2.1.30                 "Unallocated Reserve" means
the portion of
     the Trust Fund that consists of shares of Company Stock (and dividends attributable thereto) that were acquired with the proceeds of an Exempt Loan and that are held in suspense pending allocation to Accounts.

2.1.31                 "Valuation Date" means each
day on which
     trading occurs on the New York Stock Exchange.

2.2 Choice of Law. The Plan will be governed by the laws of the State of Illinois to the extent that such laws are not preempted by the laws of the United States. All controversies, disputes, and claims arising hereunder must be submitted to the United States District Court for the Central
     District of Illinois, except as otherwise provided in any trust agreement or group annuity contract governing all or a portion of the Trust
     Fund.


ARTICLE III

PARTICIPATION

3.1  Start of Participation.
3.1.1                  New Participants.  An Employee
will become
     an Active Participant on the following date:
     (a)  The first entry date following the close of
          the first eligibility measuring period
          during which he/she is credited with one
          thousand (1,000) or more hours of service
          provided he/she is then an Eligible
          Employee; or
     (b)  The first day of the first calendar month
          thereafter on which he/she is an Eligible
          Employee.
     The "entry dates" for this purpose are each
     January 1 and July 1 and, starting October 1,
     1998, the first day of each calendar month.
     The "eligibility measuring period" for this
     purpose means the twelve (12) consecutive month
     period beginning on the date an Employee is
     first credited with one Hour of Service, and
     each Plan Year thereafter starting with the Plan
     Year in which falls the first anniversary of the
     date the Employee is first credited with one
     Hour of Service.
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3.1.2                  Former Participants.  A former
Active
     Participant will again become an Active
     Participant on the first day of the calendar month after he/she again becomes a Eligible
     Employee.

3.1.3                  Credit for Service with a
Predecessor
     Employer. An Employee will receive credit for service with a Predecessor Employer for purposes of determining his/her eligibility to participate in the Plan as required under Code
     414(a) or as provided under the List of
     Predecessor Employers maintained for the Plan.

3.2 End of Participation. An Active Participant will continue as such for so long as he/she remains an Eligible Employee, and a Participant will continue as such until he/she receives full payment of the balance of his/her Account.

ARTICLE IV

EMPLOYEE CONTRIBUTIONS

4.1  Before Tax Contributions.

4.1.1                  Monthly Before-Tax
Contributions.  A
     Before-Tax Contribution will be made for each month on behalf of each Active Participant who elects to have his/her Certified Earnings reduced in order to receive a Before-Tax
     Contribution for any payroll period ending within such month. The amount of the Before-Tax
     Contribution will equal the amount of the reduction in Certified Earnings.

     An Active Participant may elect to reduce his/her Certified Earnings for a payroll period by any whole percent, but not less than one percent (1%) or more than the maximum percentage specified in the applicable Appendix. An election (or the modification or revocation of an election) may be made with such frequency as is deemed appropriate by the Company, and must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Company
     (including by means of a voice response or other electronic system under circumstances authorized by the Company). An election (or the modification or revocation of an election) will be effective as soon as administratively practicable after the election is made, but in no event will it be effective retroactive to a payroll period that begins before the election is made.

4.1.2                  Limits.  Before-Tax
     Contributions will be subject to the applicable limits set forth in Article VI. The Company may limit the Before-Tax Contributions of the Highly
     Compensated Employees during the Plan Year if an in such manner as it deems appropriate in order to comply with such limits for the Plan Year.

4.2 After-Tax Contributions. An Active Participant is not required or permitted to make after-tax contributions under the Plan.

4.3  Rollover Contributions.  The Company in its sole
     discretion may allow individuals who become
     Eligible Employees from a Predecessor Employer
     and who receive an "eligible rollover
     distribution" (as defined in Code 402(c)(4))
     from a qualified plan maintained by the
     Predecessor Employer to rollover such
     distribution to this Plan.  A rollover will not
     be allowed under any other circumstances.  An
     Eligible Employee who makes a rollover will not
     become an Active Participant merely as a result
     of the rollover (and thus will not be eligible
     to receive Before-Tax, Matching or NonMatching
     Contributions) until he/she has become an Active
     Participant in accordance with the normal rules
     of the Plan.
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     A rollover election must be made in such manner
     and in accordance with such rules as may be prescribed for this purpose by the Company.

4.4 Form of Contribution. Before-Tax Contributions will be paid to the Trust Fund as soon as practicable following the close of each month
     (or on a more frequent basis if determined appropriate by the Company) in cash or shares of Company Stock, as determined at the sole discretion of the Company. If Before-Tax
     Contributions are paid in shares of Company
     Stock, such shares will be valued at the closing price of a share of Company Stock on the New
     York Stock Exchange for the business day immediately preceding the day the Company directs its transfer agent to issue such shares to the Trust Fund (as reported the next following business day in The Wall Street
     Journal).

ARTICLE V

EMPLOYER CONTRIBUTIONS

5.1  Matching Contributions.

5.1.1                  Monthly Matching Contributions-
     Before 1999.  Prior to January 1, 1999, a
     Matching Contribution will be made for each month on behalf of each Active Participant who receives a Before-Tax Contribution for any payroll period ending within such month. The amount of the Matching Contribution will be based on the amount of the Before-Tax Contributions received by the
     Participant as determined under the schedule set forth in the applicable Appendix.
5.1.2                  Matching Contributions-After
1998.
     Starting January 1, 1999, a Matching
     Contribution will be made for each Plan Year on behalf of each Active Participant who receives a Before-Tax Contribution for any payroll period ending within the Plan Year. The amount of the Matching Contribution will equal the amount determined under the schedule set forth in the applicable Appendix applied by reference to the Before-Tax Contributions and Certified Earnings of the Participant for all payroll periods ending within the Plan Year.

5.1.3                  Limits.  Matching
Contributions will be
     subject to the applicable limits set forth in
     Article VI.  A Matching Contribution will not be
     made with respect to any amount by which Before-
     Tax Contributions must be reduced pursuant to Sec. 6.1, 6.2 or 6.3 and any Matching
     Contributions made before the amount of the reduction is determined will be forfeited by the Participant and will be applied as a credit against future Matching Contributions made on behalf of the Participants.

5.2  Non-Matching Contributions.

5.2.1     Amount of Contribution.  A Non-Matching
Contribution
     will be made for any Plan Year for which a payment is
     due on an Exempt Loan or for any other Plan Year for
     which the Company in its sole discretion determines
     that such a contribution will be made.  The amount of
     the Non-Matching Contribution for a Plan Year will be
     determined at the sole discretion of the Company, but
     will not be less than the minimum amount sufficient
     to enable the Trustee to make the payment due on any
     Exempt Loan for the Plan Year to the extent that such
     payment cannot be satisfied from cash dividends paid
     on shares of Company Stock held in the Unallocated
     Reserve.
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5.2.2                  Allocation of Contribution.  A Non-
  Matching Contribution first will be applied to make
                          the
     payment due on any outstanding Exempt Loan and the shares of Company Stock released from the Unallocated Reserve as a result of such payment will be allocated as provided in Sec. 7.2.2. A
     Non-Matching Contribution (or the portion thereof) that is not applied to an Exempt Loan will be allocated among the ESOP Non-Matching
     Stock Subaccounts of the eligible Participants and the portion allocated to each such Subaccount will be credited to the Subaccount as of the last
     Valuation Date in the Plan Year. The portion of the NonMatching Contribution allocated to the ESOP Non-Matching Stock Subaccount of each eligible Participant will equal the total amount of the Non-Matching Contribution to be so allocated multiplied by a fraction, the numerator of which is the Certified Earnings of the Participant for the Plan Year and the denominator of which is the aggregate Certified Earnings of all eligible Participants for the Plan Year.

5.2.3                  Eligible Participants.  An
eligible
     Participant for purposes of this Section is:
     (a) Any Employee who is an Active Participant on the last business day of the Plan Year, and
     (b)  Any former Employee whose Termination of
                      Employment
          occurred during the Plan Year as a result of death or disability and who was an Active
          Participant immediately prior to his/her
          Termination of Employment.

     A "disability" for this purpose means any disability that entitles the Participant to benefits under any long-term disability plan maintained by the Company or an Affiliate.

5.2.4                  Limits.  Non-Matching
Contributions will
     be subject to the applicable limits set forth in
Article VI.

5.3  Form of Contribution. Matching Contributions
     (calculated based on year-to-date Before-Tax
     Contributions and Certified Earnings) will be paid to the Trust Fund as soon as practicable following the close of each month (or on a more frequent basis if determined appropriate by the Company) in cash or shares of Company Stock, as determined at the sole discretion of the Company.
     Non-Matching Contributions will be paid to the Trust Fund at such time or times as is deemed appropriate by the Company in cash or shares of Company Stock, as determined at the sole discretion of the Company. If Matching or Non-
     Matching Contributions are paid in shares of Company Stock, such shares will be valued at the closing price of a share of Company Stock on the New York Stock Exchange for the business day immediately preceding the day the Company directs its transfer agent to issue such shares to the Trust Fund (as reported the next following business day in The Wall Street Journal).
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ARTICLE VI

CONTRIBUTION LIMITS

6.1  Code Section 402(g) Limit on Before-Tax
     Contributions. The Before-Tax Contributions made on behalf of a Participant for a Plan Year will not exceed the limit in effect for such Plan Year under Code 402(g). If Before-Tax Contributions, in combination with all other elective deferrals
     (as defined in Code  402(g)(3)) of the
     Participant for the Plan Year, exceed such limit, then the Participant may attribute all or any portion of the excess to this Plan and request that such portion be distributed from this Plan.
     The portion of the excess attributed to this Plan will first be reduced by the amount of any reduction in Before-Tax Contributions made under Sec. 6.2.1. The remaining excess, adjusted for investment gain or loss, will be distributed as soon as administratively practicable after a request for distribution is filed by the Participant (but not later than the April 15 following the close of the Plan Year). A request for distribution must be filed by March 1 following the close of the Plan Year in such manner and in accordance with such rules as will be prescribed for this purpose by the Company.
     The investment gain or loss allocable to an excess hereunder will be determined in the same manner generally used for allocating investment gain or loss to Accounts, and will include only investment gain or loss for the Plan Year (and not investment gain or loss for the period from the close of the Plan Year to the date of the distribution). For purposes of determining investment gain or loss, distributions will be deemed to consist of contributions made in reverse order of time ("last-in, firstout"), starting with the last contributions made for the
     Plan Year.

     A Participant will forfeit any Matching
Contributions that
     were made based on Before-Tax Contributions that are distributed under this Section. Such forfeitures will be credited to an unallocated suspense account within the Trust Fund, and the balance of the suspense account (including investment gains thereon) will be applied to reduce future Matching Contributions made on behalf of the Participants.
6.2  Code Section 401(k)/401(m) Nondiscrimination
Test.
6.2.1                  Code Section 401(k) Test.  The
     Plan will satisfy the "average deferral
     percentage test" of Code
      401(k)(3) each Plan Year. If such test is not satisfied
     for a Plan Year, then Before-Tax Contributions made on behalf of Highly Compensated Employees for such Plan Year will be reduced to the extent necessary to satisfy such test, with the amount of the reduction to be determined and allocated among the Highly Compensated Employees in the manner prescribed by Code 401(k). The excess allocated to each Highly Compensated Employee, adjusted for investment gain or loss, will be distributed as soon as administratively practicable after the close of the Plan Year
     (but not later than the close of the next Plan
     Year). The investment gain or loss allocable to an excess hereunder will be determined in the same manner generally used for allocating investment gain or loss to Accounts, and will include only investment gain or loss for the Plan Year (and not investment gain or loss for the period from the close of the Plan Year to the date of the distribution). For purposes of determining investment gain or loss, distributions will be deemed to consist of contributions made in reverse order of time
     ("last-in, first-out"), starting with the last contributions made for the Plan Year.

     The average deferral percentage test will be
     applied using the current year testing method.
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     A Participant will forfeit any Matching
     Contributions that were made based on Before-Tax
     Contributions that are distributed hereunder.
     Such forfeitures will be credited to an
     unallocated suspense account within the Trust
     Fund, and the balance of the suspense account
     (including investment gains thereon) will be applied to reduce future Matching Contributions made on behalf of the Participants.

6.2.2                  Code Section 401(m) Test.  The
     Plan will satisfy the "aggregate contribution percentage test" of Code 401(m)(2) each Plan
     Year.  If such test is not satisfied for a Plan
     Year, the Matching Contributions made on behalf of Highly Compensated Employees for such Plan
     Year will be reduced to the extent necessary to satisfy such test, with the amount of the reduction to be determined and allocated among the Highly Compensated Employees in the manner prescribed by Code 401(m). The excess allocated to each Highly Compensated Employee, adjusted for investment gain or loss, will be distributed as soon as administratively practicable after the close of the Plan Year (but not later than the close of the next Plan Year). The investment gain or loss allocable to an excess hereunder will be determined in the same manner generally used for allocating investment gain or loss to Accounts, and will include only investment gain or loss for the Plan Year (and not investment gain or loss for the period from the close of the Plan Year to the date of the distribution). For purposes of determining investment gain or loss, distributions will be deemed to consist of contributions made in reverse order of time
     ("last-in, first-out"), starting with the last contributions made for the Plan Year.
     The aggregate contribution percentage test will be applied by using the current year testing method.
6.2.3                  Multiple Use of the
Alternative
     Limitations.  The Plan will satisfy the
     "multiple use" test of Code 401(m)(9) each Plan
     Year. If such test is not satisfied for any Plan Year, then the Before-Tax Contributions made on behalf of Highly Compensated Employees for such Plan Year will be reduced to the extent necessary to satisfy such test in accordance with Sec. 6.2.1.

6.2.4                  Incorporation of Guidance.
All
     nondiscrimination tests will be applied by reference to current regulations and subsequent guidance issued by the IRS.

6.3  Maximum Annual Additions.

6.3.1     Defined Contribution Plan Limit.  The
Annual Additions
     with respect to a Participant for a Plan Year will not exceed the lesser of:

 (a)  The dollar amount in effect for such Plan Year under
                           Code
          415(c)(1)(A)), or
     (b)  Twenty-five percent (25%) of the Participant's
          compensation for the Plan Year.
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     If a Participant has Annual Additions under more than
one
defined contribution plan maintained by the Company or
                          an
     Affiliate, the Annual Additions under all such plans will not exceed the above-specified limit.
     To the extent necessary to comply with this limit: first, a refund will be made of the employee after-tax contributions made by the Participant, adjusted for investment gains; and second, a refund will be made of the Before-Tax
     Contributions made by the Participant, adjusted for investment gains (and, in either case, if such type of contribution has been made under more than one plan, then the refunds will be made prorata from such plans). For purposes of determining investment gain, refunds will be deemed to consist of contributions made in reverse order of time ("last-in, firstout"), starting with the last contributions made for the
     Plan Year.

     A Participant will forfeit any Matching
     Contributions that were made based on Before-Tax
     Contributions that are distributed hereunder.
     Such forfeitures will be credited to an
     unallocated suspense account within the Trust
     Fund, and the balance of the suspense account
     (including investment gains thereon) will be applied to reduce future Matching Contributions made on behalf of the Participants.

     If an excess remains after the refunds and forfeitures described above, then the excess will be allocated prorata among the defined contribution plans in which the Participant had Annual Additions (except that, the excess will be allocated last to an individual medical benefit account or a separate account for retiree medical benefits). The excess allocated to this Plan will be charged against the Matching and/or Non-Matching Contribution
     Account of the Participant and will be credited to a suspense account within the Trust Fund, and the balance of the suspense account (including investment gains thereon) will be used to reduce future Matching
     Contributions made on behalf of the
     Participants.
6.3.2                  Defined Contribution/Defined
Benefit Plan
     Limit. If a Participant also participates in one or more defined benefit plans maintained by the Company or an Affiliate, the sum of the defined benefit plan fraction and defined contribution plan fraction, determined in accordance with Code 415(e) for any Plan Year may not exceed one (1.00). If the sum of a defined benefit plan fraction and defined contribution plan fraction would otherwise exceed one (1.00) for any Plan Year, the pension benefit otherwise accrued and payable under the defined benefit plans will be limited to the extent necessary to reduce the sum of the fractions to one (1.00). This multiple Plan limit will not apply to Plan Years beginning after December 31, 1999.

6.3.3                  Compensation.  For purposes of
applying
     the limits of Code 415, "compensation" means compensation as defined in Code 415(c)(3), and includes those items specified in Treas. Reg.
     1.415-2(d)(2) and does not include those items specified in Treas. Reg. 1.415-2(d)(3). For
     Plan Years beginning on or after January 1, 1998, "compensation" also includes elective deferrals (as defined in Code 402(g)(3)), and any amounts that are contributed or deferred at the election of the Participant and that are not includible in gross income by reason of Code
     125.

6.4 Deduction Limit. The contributions made for any Plan Year will not exceed the maximum amount allowable as a deduction in computing the taxable income for federal income tax purposes of the Company and its Affiliates for the taxable year of the Company that ends with or within the Plan Year, and each contribution is expressly conditioned upon its being deductible under Code 404.

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PAGE 14
ARTICLE VII

ACCOUNTS

7.1  Accounts.

7.1.1                  Types of Subaccounts.  The
following
     Subaccounts will be maintained under the Plan as part of the Account of each Participant:

                  ESOP Subaccounts.

          (a)          An "ESOP Before-Tax Stock
Subaccount" to
          reflect amounts attributable to Before-Tax
          Contributions made with respect to the
          period after April 1, 1998, other than such amounts that have been diversified pursuant to Sec. 8.3.

     (b) An "ESOP Before-Tax Diversified Subaccount" to reflect amounts attributable to Before-
          Tax Contributions made with respect to the period after April 1, 1998, and that have been diversified pursuant to Sec. 8.3.

     (c)  An "ESOP Matching Stock Subaccount" to
          reflect amounts attributable to Matching
          Contributions made with respect to the
          period after April 1, 1998, other than
          such amounts that have been diversified
          pursuant to Sec. 8.3.
     (d) An "ESOP Matching Diversified Subaccount" to reflect amounts attributable to Matching
          Contributions made with respect to the
          period after April 1, 1998, and that have been diversified pursuant to Sec. 8.3.
   (e)  An "ESOP Non-Matching Stock Subaccount" to
                       reflect
          amounts attributable to Non-Matching
          Contributions made after April 1, 1998,
          other than such amounts that have been
          diversified pursuant to Sec. 8.3.

     (f)  An "ESOP Non-Matching Diversified
          Subaccount" to reflect amounts attributable to Non-Matching Contributions made after
          April 1, 1998, and that have been
          diversified pursuant to Sec. 8.3.

          Non-ESOP Subaccounts.
          (g)          A "SIP Before-Tax Stock
          Subaccount" to reflect amounts attributable to Before-Tax Contributions made with respect to the period before April 1, 1998.
     (h)  A "SIP Matching Stock Subaccount" to
          reflect amounts attributable to Matching
          Contributions made with respect to the
          period before April 1, 1998.
       (i)            A "Rollover Subaccount" to
       reflect amounts attributable to rollover contributions.
   (j)  A "Predecessor Plan Subaccount" to reflect
                       amounts
          attributable to any transfer received from a Predecessor Plan (and more than one Predecessor Plan Subaccount may be maintained with respect to a given merger or transfer as deemed appropriate by the Company to Account for different contribution sources).
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Page 15
     Additional Subaccounts may also be maintained if considered appropriate in the administration of the Plan.

7.1.2                  Balance of Accounts.  A Subaccount
(other
   than an ESOP Diversified Subaccount or a Predecessor Plan
     Subaccount) will have a stock balance expressed in shares of Company Stock, and will have a cash balance expressed in dollars to reflect cash contributions, cash dividends, cash repayments on a loan made to a Participant and other cash amounts received by the Trust Fund that are held in cash or short term investments pending investment in shares of Company Stock, and also to reflect any outstanding loan made to a Participant and drawn from the Subaccount. An ESOP Diversified Subaccount and Predecessor Plan Subaccount will have a cash balance, but will not have a stock balance unless a pooled investment fund that is designed to invest primarily in Company Stock is established as an available investment option and share accounting is used for such pooled investment fund or unless, in the case of a Predecessor Plan Subaccount, such Subaccount holds shares of Company Stock.

7.1.3 Accounts for Bookkeeping Only. Accounts and Subaccounts are for bookkeeping purposes only and the maintenance of Accounts and Subaccounts will not require any segregation of assets of the Trust Fund.

7.2  Valuation of Accounts.
7.2.1 Daily Adjustments. Subaccounts will be adjusted as of each Valuation Date as follows:
     (a) Contributions. Contributions made with respect to a Participant will be added to the balance of the appropriate Subaccount as soon as administratively practicable after such contributions are paid into the Trust Fund; provided that, for purposes of applying the nondiscrimination tests under Code 401(a)(4), 401(k) and 401(m), for purposes of determining the maximum allocations under Code 415, for purposes of calculating the deductions under Code 404 and for any other qualification provision of the Code, a contribution will be treated as having been made for the Plan Year designated by the Company provided that the contribution is paid into the Trust Fund by such deadline as may be prescribed for the applicable provision of the Code.
     (c) Cash Dividends. The cash dividends paid on shares of Company Stock held by the Trust Fund as of the record date of such dividend (other than cash dividends paid on shares held in the Unallocated Reserve) will be allocated among the Subaccounts and the portion allocated to each Subaccount will be added to balance of the Subaccount as soon as administratively practicable after such dividends are paid into the Trust Fund. The portion of such cash dividends allocated to each Participant Subaccount will be determined by multiplying the total cash dividends (other than cash dividends paid on shares held in the Unallocated Reserve) by a fraction, the numerator of which is the number of shares of Company Stock credited to the Subaccount as of the date the dividends are paid into the Trust Fund (or as of such other date as may be established by the Company) and the denominator of which is the total number of shares of Company Stock held in all Participant Subaccounts as of the date the dividends are paid into the Trust Fund (or as of such other date as may be established by the Company).
     15
     Page 16
    The cash dividends paid on shares of Company Stock held in the Unallocated Reserve as of the record date of such dividend will be credited to the Unallocated Reserve and will thereafter be applied to any payment due for the Plan Year on the Exempt Loan.

     (c)  Stock Dividends and Splits.  The stock
          dividends paid on shares of Company Stock credited to any Subaccount of a Participant as of the record date of such dividend, and stock splits or reverse stock splits with respect to shares of Company Stock credited to any Subaccount of a Participant as of the record date of such split, will be added to the balance of the Subaccount as soon as administratively practicable after the additional shares resulting from such stock dividend, stock split or reverse stock split are paid into the Trust Fund.

          The stock dividends paid on shares of
          Company Stock held in the Unallocated
          Reserve as of the record date of such
          dividend, and stock splits or reverse stock splits with respect to shares of Company
          Stock held in the Unallocated Reserve as of the record date of such dividend, will be credited to the Unallocated Reserve.

     (d) Gain or Loss on Investment Funds. The gain or loss on the mutual funds or other investment options in which ESOP Diversified
          Subaccounts and Predecessor Plan Subaccounts are invested will be reflected in such Subaccounts as provided in Sec. 8.2.2.

     (e)  Loan Interest Payments.  The interest
          payments received on a loan made to a
          Participant will be added to the balance of the appropriate Subaccount as soon as administratively practicable after such interest payments are paid into the Trust
          Fund. Interest accrued but unpaid on a loan on the date of any distribution from a Subaccount against which the loan is to be offset will be added to the balance of the Subaccount prior to such offset (or as of such earlier date as may be specified in the loan procedures for the participant loan program).

     (f)  Withdrawals and Distributions.  The
          withdrawals and distributions made from a Subaccount will be subtracted from the balance of the Subaccount as of the date the withdrawal or distribution is made from the Trust Fund.

     Any items of income, gain or loss, or expense not provided for under the above provisions and not applied to pay expenses of the Plan will be allocated among the Subaccounts in accordance with rules prescribed for this purpose by the Company and the portion allocated to each will be added to or subtracted from the Subaccount as of the date established by the Company.

7.2.2                  Annual Adjustments for Non-
Matching
     Contributions/Shares Released from Unallocated
     Reserve. The shares of Company Stock released from the Unallocated
Reserve for a Plan Year will be allocated among the ESOP NonMatching Stock Subaccounts of the eligible
Participants (as defined in Sec. 5.2.3) and the shares allocated to each such Subaccount will be added to the balance of the Subaccount as of the last Valuation
Date in the Plan Year. The number of shares of Company
Stock allocated to the ESOP Non-Matching Stock
Subaccount of each eligible Participant will be determined by multiplying the number of shares of Company Stock released from the Unallocated Reserve by a fraction, the numerator of which is the Certified
Earnings of the eligible Participant for the Plan Year and the denominator of which is the Certified Earnings of all eligible
     Participants for the Plan Year.
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Page 17
     Any Non-Matching Contribution that is allocated to a Participant under Sec. 5.2.2 (and not applied to an Exempt Loan) will be added to the balance of the ESOP Non-Matching Stock Subaccount of the
     Participant as of the last Valuation Date in the Plan Year.

7.2.3                  Processing Transactions Involving
     Accounts. Accounts shall be adjusted to reflect contributions, distributions and other transactions as provided in Sec. 7.2.1. However, all information necessary to properly reflect a given transaction in the Subaccounts may not be immediately available, in which case the transaction will be reflected in the Subaccounts when such information is received and processed. Further, subject to express limits that may be imposed under the Code, the Company reserves the right to delay the processing of any contribution, distribution or other transaction for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive net asset values or prices, or to correct for its errors or omissions or the errors or omissions of any service provider). With respect to any contribution, distribution or other transaction, the processing date of the transaction will be considered the applicable Valuation Date for that transaction and will be binding for all purposes of the Plan.

7.3 Statements. The Company may cause benefit statements to be issued from time to time advising
     Participants of the status of their Accounts, but it is not required to issue benefit statements and the issuance of such benefit statements (and any errors that may be reflected on benefit statements) will not in any way alter or affect the rights of Participants with respect to the Trust Fund.

7.4  Voting Rights on Company Stock.

7.4.1                  Voting of Allocated Shares.  A
     Participant (or Beneficiary of a deceased
     Participant) may instruct the Trustee as to how to vote shares of Company Stock credited to his/her
     Account on any matter submitted for a vote to shareholders of the Company. The number of shares with respect to which a Participant may provide voting instructions will equal the number of full and fractional shares credited to his/her Account as of the record date for determining the shareholders entitled to vote at the shareholder meeting. The
     Company will cause the proxy materials that are sent to shareholders to be sent to Participants prior to the shareholders meeting at which the vote is to be cast. The Company or Trustee will establish a deadline by which instructions must be received from Participants; the Trustee will tabulate the instructions received by that deadline, will determine the number of votes for and against each proposal, and will vote the allocated shares in accordance with the directions received.

     A Participant (or Beneficiary) will be a "named fiduciary" to the extent of the voting control granted to the Participant under this Section.

7.4.2     Voting of Unallocated Shares/Shares for Which
Directions Not Received.  The Trustee will vote all
shares of Company Stock held in the Unallocated Reserve
(if any) and all shares of Company Stock credited to
Accounts for which instructions from the Participants (or
Beneficiaries) have not been received by the established
deadline in the same proportion as the vote cast pursuant
to Sec. 7.4.1.
17
Page 18
7.4.3                  Effective Date.  The voting
     procedures specified above will apply with respect to the vote cast on any matter where the record date established for determining the shareholders entitled to vote falls on or after October 1, 1998. The voting procedure in effect under this Plan (then called the Savings and Investment Plan) immediately prior to April 1, 1998, will apply with respect to any other vote.

7.5  Tender or Exchange Offers Regarding Company
Stock.

7.5.1                  Tender of Allocated Shares.  A
Participant
     (or Beneficiary of a deceased Participant) may instruct the Trustee as to whether or not to tender or exchange shares of Company Stock credited to his/her Account in any tender or exchange offer for shares of Company Stock. The number of shares with respect to which a Participant may provide instructions will equal the number of full and fractional shares credited to his/her Account as of a date established by the Company that precedes the date on which a response is required to the offer (with appropriate adjustments to reflect subsequent transactions with respect to the Account). The Company will use reasonable efforts to cause each Participant to be sent a notice of the terms of any tender or exchange offer, and to be provided with forms by which the Participant may instruct the Trustee to tender shares of Company Stock credited to his/her Account, to the extent permitted under the terms of such offer. The Company or Trustee will establish a deadline by which instructions must be received from Participants; the Trustee will tabulate the instructions received by that deadline, will determine the number of shares to tender and retain, and will tender or retain the allocated shares in accordance with the directions received.

     A Participant (or Beneficiary ) may not instruct the Trustee to tender or exchange some but less than all of the shares of Company Stock credited to his/her Account, and an instruction to tender or exchange less than all will be deemed to be an instruction not to tender or exchange any shares of Company Stock credited to his/her
     Account.

     A Participant (or Beneficiary) will be a "named fiduciary" to the extent of the investment control granted to the Participant under this Section.

7.5.2                  Tender of Unallocated

     Shares/Shares for Which No Directions Received.

     The Trustee will tender or exchange or retain,

     shares of Company Stock held in the Unallocated

     Reserve (if any) and shares of Company Stock

     credited to Participant Accounts for which

     instructions from the Participant (or

     Beneficiary) have not been received by the

     established deadline, in the same proportion as

     the decision made in Sec. 7.5.1.



ARTICLE VIII

INVESTMENT OF ACCOUNTS

8.1  Investment in Company Stock.  The Subaccounts
     (other than an ESOP Diversified Subaccount or a
     Predecessor Plan Subaccount) will be invested in
     shares of Company Stock; except that, such
     Subaccounts may be invested in cash or other
     short-term investments pending investment in
     Company Stock and may be invested in a loan made
     pursuant to any participant loan program adopted
     by the Company.  All shares of Company Stock
     held under the Plan will be held in the name of
     the Trustee or the nominee of the Trustee.
18

     Page 19

     The portion of the Plan consisting of the ESOP
     Subaccounts is intended to qualify as an employee stock ownership plan and thus is designed to invest in Company Stock except to the extent otherwise provided under this Plan.

8.2  Investment in Other Investment Options.

8.2.1                  Investment Options.  A
Participant (or
     Beneficiary following the death of the
     Participant) will be allowed to direct the investment of his/her ESOP Diversified
     Subaccounts and Predecessor Plan Subaccounts among the mutual funds or other investment options available under the Plan. The Company will determine the mutual funds or other investment options that will be made available under the Plan for such investment (which may include a pooled investment fund that is designed to invest primarily in Company Stock if deemed appropriate by the Company), and may at any time add to or remove from the mutual funds or other investment options; provided that, at least three (3) mutual funds or other investment options will be available at all times.

8.2.2                  Investment Gains or Losses.
Investment
     gains or losses of the Trust Fund with respect to an investment option will be allocated as follows:

  (a)  In the case of any mutual fund, the value of
                        that
          portion of a Subaccount invested in the
          mutual fund as of any date will equal the value of a share in such fund multiplied by the number of shares credited to the Subaccount.

(b)  In the case of any pooled investment fund, gains
                         or
          losses on the pooled investment fund will be allocated among the Subaccounts in proportion to the value of that portion of each Subaccount invested in such fund immediately prior to the allocation, and the gain or loss allocated to each will be credited to or charged against the Subaccount. Alternatively, unit values may be established for a pooled investment fund in accordance with investment rules prescribed for this purpose by the Company, and the value of that portion of a Subaccount invested in a pooled investment fund will equal the value of a unit in such fund multiplied by the number of units credited to the Subaccount.

     (c) In the case of any investment that is held specifically for a Subaccount, any gain or loss on such investment will be credited to or charged against the Subaccount.

     Any investment gain or loss of the Trust Fund that is not directly attributable to the investment of the Account of any Participant
     (including, for example, any "float" earned on the disbursement account established for the Plan and not treated as part of the compensation of the Trustee or paying agent for the Plan, and any 12b-1 or similar fees paid to the Plan) will be applied to pay administrative expenses of the Plan, with any excess remaining at the close of the Plan Year being allocated among the Accounts in accordance with rules established for this purpose by the Company.

8.2.3                  Investment Direction
Procedures.
     Investment directions may be given with such
     frequency as is deemed appropriate by the
     Company, and must be made in such percentage or
     dollar increments, in such manner and in
     accordance with such rules as may be prescribed
     for this purpose by the Company (including by
     means of a voice response or other electronic
     system under circumstances so authorized by the
     Company).  All investment directions will be
     complete as to the terms of the investment
     transaction
     and will remain in effect until a new investment
     direction is filed by the Participant.
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8.2.4                  Processing Investment
     Transactions. Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. Neither the Plan nor the Company provides a guarantee that investment directions will be processed on a daily basis, or provides a guarantee in any respect as to the processing time of an investment direction. Notwithstanding the general provisions of Sec. 7.2.1, the Company reserves the right to not value an investment option or a Subaccount on any given Valuation
     Date for any reason deemed appropriate by the Company. The Company further reserves the right to delay the processing of any investment transaction for any legitimate business reason
     (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, to correct for its errors or omissions or the errors or omissions of any service provider). With respect to any investment transaction, the processing date of the transaction will be considered the applicable Valuation Date for that transaction and will be binding for all purposes of the Plan.

8.3  Reinvestments to Satisfy Diversification Rules.
     Starting January 1, 1999, a Participant who has both attained age fifty-five (55) and completed ten (10) years of service with the Company or an Affiliate (while it is an Affiliate) may elect to convert all or any number of his/her reinvestment eligible shares to cash and have such cash credited to the appropriate ESOP
     Diversified Subaccount to be invested in the mutual funds or other investment options then available under the Plan. For this purpose, service will include the last period of uninterrupted service with a Predecessor
     Employer if a defined contribution plan of the Predecessor Employer is merged into this Plan or if the account balance of the Participant under a defined contribution plan of the Predecessor
     Employer is transferred to this Plan.

     The "reinvestment eligible shares" for this purpose are all shares of Company Stock held in the ESOP Subaccounts of the Participant.

     A diversification election under this Section will be drawn from the ESOP Subaccounts in the following order: ESOP Before-Tax Stock
     Subaccount, ESOP Matching Stock Subaccount, and
     ESOP Non-Matching Stock Subaccount.

8.4  Source of Payments on an Exempt Loan.  If an
     Exempt Loan is outstanding, a Non-Matching
     Contribution will be made for the Plan Year in an amount at least sufficient to make the payment due on the Exempt Loan to the extent that such payment cannot be made from cash dividends paid on shares of Company Stock held in the Unallocated Reserve. Before-Tax
     Contributions, Matching Contributions, and dividends paid on shares allocated to Participant Accounts will not be used to make payments on an Exempt Loan.

8.5 Participant Loan Program. The Company may establish a participant loan program in accordance with ERISA
      408(b)(1), the terms and conditions of which will be determined by the Company and set forth in written loan procedures that will be deemed to form part of the Plan. The rules and regulations will apply on a uniform basis to all Participants, and will not allow for an offset against the balance of an Account upon default of a loan prior to the date distributions are permitted under the Code (regardless of whether a prior taxable event occurs in connection with the loan under Code 72(p)).
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8.6  Valuation of Non-Traded Shares.  If shares of
     Company Stock cease to be readily tradable on an established securities market, all valuations of such shares for purposes of the Plan will be performed by an independent appraiser as provided in Code 401(a)(28)(C).


ARTICLE IX

VESTING

     A Participant will have a fully vested and nonforfeitable interest at all times in his/her
     Account under this Plan.

ARTICLE X

WITHDRAWALS WHILE EMPLOYED

10.1 Withdrawals for Hardship.

10.1.1                 Withdrawal.  A Participant may
make a
     withdrawal from an available Subaccount prior to the date he/she attains age fifty-nine and one-half (59 1/2) if the withdrawal is on account of an immediate and heavy financial need and the withdrawal is needed to alleviate the financial need; provided that, a withdrawal will not be allowed of a cash amount less than one thousand dollars ($1,000) or of a number of shares of Company Stock with a fair market value less than one thousand dollars ($1,000) (or the total amount available for withdrawal if less than such amount); provided further that, no more than one withdrawal will be allowed in any Plan
     Year.

10.1.2                 Available
Subaccounts/Ordering.  A
     withdrawal under this Section will be made from the following Subaccounts and in the following order: ESOP Before-Tax Stock Subaccount, SIP
     Before-Tax Stock Subaccount, and Rollover
     Subaccount.

     Any contrary provision notwithstanding, a withdrawal from the ESOP or SIP Before-Tax Stock
     Subaccount may not exceed an amount equal to the amount of the Before-Tax Contributions credited to such Subaccount, reduced by the amount previously withdrawn on account of hardship from such Subaccount.

10.1.3                 Immediate and Heavy Financial
Need.  A
     withdrawal will be deemed to be on account of an immediate and heavy financial need only if the withdrawal is for one of the following reasons:

     (a) Expenses for medical care (as defined in Code 213(d)) incurred by the Participant, the Spouse of the Participant, or any dependent (as defined in Code 152) of the Participant, or expenses necessary for any of such persons to obtain such medical care.

     (b)  Costs directly related to the purchase of the
          principal residence of the Participant
          (excluding mortgage payments).
21



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  (c)  Payment of tuition, related educational fees and
                          room
          and board expenses for the next semester or quarter of post-secondary education for the Participant or the
          Spouse, child, or dependent (as defined in Code 152) of the Participant.

     (d) To prevent the eviction of the Participant from his/her principal residence or foreclosure on the mortgage of the principal residence of the Participant.

10.1.4                 Needed to Alleviate Need.  A
withdrawal
will be deemed to be needed to alleviate an immediate
                         and
     heavy financial need only if:
     (a) The withdrawal amount does not exceed the amount of the immediate and heavy financial need (plus the amount necessary to pay any federal, state or local income taxes or penalties reasonably expected to result from the withdrawal as determined by the Company).
     (b)  The Participant has obtained all
          distributions (other than hardship
          distributions) and all nontaxable loans
          currently available under all plans
          maintained by the Company or an Affiliate.
     (c)  The Participant agrees that the Before-Tax
          Contributions to this Plan, and the
          elective and employee contributions under all other qualified and nonqualified plans of deferred compensation (including stock option, stock purchase or similar plan) maintained by the Company or an Affiliate, will be suspended for at least twelve (12) months after the receipt of the hardship distribution.
(d) For the calendar year immediately following the calendar year of the withdrawal, the Participant may not make contributions under all plans maintained by the Company or any Affiliate in excess of the applicable limit under Code 402(g) for such next calendar year less the amount of his/her elective contributions for the calendar year of the hardship distribution.

10.1.5                 Medium of Withdrawal. A
withdrawal will be
     made in the following medium at the election of the Participant:

               (a)     Fully in cash; or

               (b)     Fully in whole shares of
               Company Stock (with any fractional
               share in cash).

10.2 Withdrawals After Age 59 1/2.

10.2.1                 Withdrawals.  A Participant
may make a
     withdrawal from an available Subaccount for any reason after he/she attains age fifty-nine and one-half (59 1/2); provided that, a withdrawal will not be allowed of a cash amount less than one thousand dollars ($1,000) or of a number of shares of Company Stock with a fair market value less than onethousand dollars
     ($1,000) (or the total amount available for withdrawal if less than such amount); provided further that, no more than one withdrawal will be allowed in any Plan Year.
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Page 23

10.2.2                 Available
Subaccounts/Ordering.  A
     withdrawal under this Section will be made from the Subaccounts in the following order: ESOP
     Before-Tax Diversified Subaccount, ESOP Matching
     Diversified Subaccount, ESOP Non-Matching
     Diversified Subaccount, ESOP Before-Tax Stock
     Subaccount, ESOP Matching Stock Subaccount, ESOP
     Non-Matching Stock Subaccount, SIP Before-Tax
     Stock Subaccount, SIP Matching Stock Subaccount, and Rollover Subaccount.

10.2.3                 Medium of Withdrawal.  A
withdrawal will
     be made in the following medium at the election of the Participant:

               (a)     Fully in cash; or

               (b)     Fully in whole shares of
               Company Stock (with any fractional
               share in cash).

10.3 Withdrawals from Predecessor Plan Accounts.  A
     Participant may make a withdrawal from a Predecessor Plan Subaccount as provided on the List of Predecessor Plan Accounts for the Plan.

10.4 Withdrawal Procedures. A withdrawal request must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Company (including by means of a voice response or other electronic system under circumstances authorized by the Company).


ARTICLE XI

DISTRIBUTIONS AFTER TERMINATION

11.1 Benefit on Termination of Employment.  A
     Participant will be eligible to receive a distribution of the balance of his/her Account following his/her Termination of Employment in accordance with the terms of this Article.

11.2 Time, Form and Medium of Distribution.

11.2.1                 Time of Distribution.  A
distribution will
     be made (or distributions will commence) as soon as administratively practicable after the
     Participant files a request for distribution following his/her Termination of Employment, but not later than sixty (60) days after the close of the Plan Year in which he/she attains Normal
     Retirement Age (or in which his/her Termination of Employment occurs, if later).

11.2.2 Form of Distribution. A distribution will be made in
          the following form:

          (a)          Retirements.  If the
          Termination of Employment is a normal
          retirement or an early retirement under the
          ADM Pension Plan for Hourly
          Employees, or if the Participant is
          receiving disability payments under any
          long-term disability plan maintained by the
          Company or an Affiliate, payment will be
          made in either of the following forms at
          the election of the Participant:
                       (1)    A single-sum
                    distribution of the full balance
                    of his/her Account; or
               23
Page 24
                       (2)    Two or more partial
               distributions each of which (other
               than the final distribution) is not
               less than one-thousand dollars
               ($1,000) or a number of shares of
               Company Stock with a fair market value
               of not less than one-thousand dollars
               ($1,000); provided that, no more than
               one distribution may be made in any
               calendar year.
          (b)          Vested Terminations.  In all
other cases,
          the distribution will be in the form of a single-sum distribution of the full balance of his/her Account (partial distributions are not permitted).

11.2.3                 Medium of Distribution.  A
distribution
     (other than from a Predecessor Plan Account) will be made in the following medium at the election of the Participant:

               (a)     Fully in cash;

               (b)     Fully in whole shares of
Company Stock
               (with any fractional share in cash);
or

               (c)     Partly in cash and partly in
whole shares
               of Company Stock.

  A distribution from a Predecessor Plan Subaccount
                       will be
 made in cash unless otherwise specified in the List
                         of
     Predecessor Plan Accounts for the Plan.

11.2.4                 Default Upon Failure to
Request
     Distribution. If the Participant fails to file a distribution request, a distribution will be made as soon as administratively practicable after the Participant attains Normal Retirement
     Age (or after his/her Termination of Employment occurs, if later) in the form of a single-sum distribution in whole shares of Company Stock to the extent the Account is then invested in shares of Company Stock (with the balance in cash).

11.2.5                 Ordering.  A partial
distribution will be
     drawn from the Subaccounts in the following order: ESOP Before-Tax Diversified Subaccount,
     ESOP Matching Diversified Subaccount, ESOP Non-
     Matching Diversified Subaccount, ESOP Before-Tax
     Stock Subaccount, ESOP Matching Stock
     Subaccount, ESOP Non-Matching Stock Subaccount,
     SIP Before-Tax Stock Subaccount, SIP Matching
     Stock Subaccount, and Rollover Subaccount.

11.3 Cash-Out of Small Accounts. Any contrary provision notwithstanding, if the value of a Participant's Account does not exceed the cash-out amount (as defined below), and the value of the Account did not exceed the cash-out amount immediately prior to any previous distribution to the Participant, a single-sum distribution of the full balance of the Account will be made to the Participant as soon as administratively practicable after his/her
     Termination of Employment. If the Participant fails to file an election as to the medium of distribution, the distribution will be made in whole shares of Company Stock to the extent the Account is invested in Company Stock (with the balance in cash).

     The "cash-out amount" is $3,500 prior to, and is $5,000 on and after, January 1, 1998.
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Page 25
11.4 Minimum Distribution Rules. Any contrary provision notwithstanding, distributions will be made as necessary to comply with the minimum distribution rules of Code 401(a)(9) (including the incidental death benefit rules of Code
     401(a)(9)(G)). To calculate the minimum distribution for the first year, the initial life expectancy (or joint life and last survivor expectancy) will be determined based on the age of the Participant and his/her Beneficiary on the birthday in the calendar year in which the Participant attains 70 1/2 (or retires, if later) using the expected return multiples in Tables V and VI of Treas. Reg. 1.72-9 or, if applicable, the appropriate minimum distribution incidental benefit table in Prop. Treas. Reg. 1.401(a)(9)-
     2. To calculate the minimum distribution for each succeeding year, the initial life expectancy (or joint life and last survivor expectancy) will be reduced by one for each succeeding year (and life expectancies will not be redetermined each year). A minimum distribution will be drawn from the Subaccounts in the order specified in Sec. 11.2.5.

 11.5                  Distribution Procedures.  A
distribution
     request must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Company (including by means of a voice response or other electronic system under circumstances authorized by the Company).


ARTICLE XII

DISTRIBUTIONS AFTER DEATH

12.1 Benefit on Death.  The Beneficiary of a
     Participant will be eligible to receive a distribution of that portion of the balance (or remaining balance) of the Participant's Account allocated to such Beneficiary following the Participant's death in accordance with the terms of this Article.

12.2 Time, Form and Medium of Distribution.

12.2.1                 Time of Payment.  A
distribution will be
     made as soon as administratively practicable after the death of the Participant and the entitlement of the Beneficiary has been determined by the Company.

12.2.2                 Form of Distribution.  A
distribution will
     be made in the form of a single-sum distribution of the full balance payable to the Beneficiary.

12.2.3                 Medium of Distribution.  A
distribution
     (other than from a Predecessor Plan Subaccount) will be made in the following medium, at the election of the Beneficiary:

               (a)     Fully in cash;

          (b)          Fully in whole shares of
Company Stock
    (with any fractional share paid in cash); or

               (c)     Partly in cash and partly in
               whole shares of Company Stock;

  A distribution from a Predecessor Plan Subaccount
                       will be
 made in cash unless otherwise specified in the List
                         of
     Predecessor Plan Accounts for the Plan.
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Page 26
12.2.4                 Default Upon Failure to
Request
     Distribution. If the Beneficiary fails to file an election as to the medium of distribution, a distribution will be made in whole shares of Company Stock to the extent the Account is then invested in Company Stock (with the balance in cash).

12.3 Beneficiary Designation.

12.3.1                 General Rule.  A Participant
may designate
     any person (natural or otherwise, including a trust or estate) as his/her Beneficiary to receive any balance remaining in his/her Account when he/she dies, and may change or revoke a Beneficiary designation previously made without the consent of any Beneficiary named therein.

12.3.2                 Special Requirements for
Married
     Participants. If a Participant has a Spouse at the time of death, such Spouse will be his/her
     Beneficiary unless:

     (a) The Spouse has consented in writing to the designation of a different Beneficiary;

(b)  The Spouse's consent acknowledges the effect of
                        such
          designation; and

     (c)  The Spouse's consent is witnessed by a
          notary public or an authorized
          representative of the Plan.

     Consent of a Spouse will be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because the Spouse cannot be located, or because of such other circumstances as may be prescribed by the Secretary of Treasury. A consent by a Spouse will be effective only with respect to such Spouse, and cannot be revoked. A Beneficiary designation that has received spousal consent cannot be changed without spousal consent.

12.3.3                 Form and Method of
Designation.  A
     Beneficiary designation must be made on such form and in accordance with such rules as may be prescribed for this purpose by the Company. A
     Beneficiary designation will be effective (and will revoke all prior designations) only if it is received by the Company (or if sent by mail, the postmark of the mailing is) prior to the date of death of the Participant. The Company may rely on the latest Beneficiary designation on file with it (or may direct that payment be made pursuant to the default provision of the Plan if an effective designation is not on file) and will not be liable to any person making claim for such payment under a subsequently filed Beneficiary designation or for any other reason.

12.3.4                 Default Designation.  If a
Beneficiary
designation is not on file with the Company, or if no
     designated Beneficiary survives the Participant,
     the Beneficiary will be the person or persons
     surviving the Participant in the first of the
     following classes in which there is a survivor,
     share and share alike:
       (a)            The Participant's Spouse.
          (b)          The Participant's children,
          except that if any of the Participant's
          children predecease the Participant but
          leave issue surviving the Participant, such
          issue will take by right of representation
          the share their parent would have taken if
          living.
       (c)            The Participant's parents.
26
Page 27
       (d)            The Participant's brothers and
sisters.

       (e)            The Participant's estate.

The identity of the Beneficiary in each case will be determined by the Company.

12.3.5                 Successor Beneficiary.  If a
Beneficiary
     survives the Participant but dies before receiving the full balance to which he/she is entitled, the remaining balance will be payable to the surviving contingent Beneficiary designated by the Participant or otherwise to the estate of the deceased Beneficiary.

12.3.6                 Special Rule for Predecessor
Plan
     Accounts. A Beneficiary designation in effect under a predecessor plan immediately prior to its merger into this Plan or transfer of account balances to this Plan will be deemed to be valid under this Plan with respect to the resulting
     Predecessor Plan Subaccount (and only such subaccount) unless and until changed or revoked by the Participant.

12.4 Multiple Beneficiaries.  If more than one
     Beneficiary is entitled to benefits following the death of a Participant, the interest of each will be segregated for purposes of applying this Article.

12.5 Minimum Distribution Rules. Any contrary provision notwithstanding, distributions after the death of the Participant will be made as necessary to comply with the minimum distribution rules of Code 401(a)(9) (including the incidental death benefit rules of Code
     401(a)(9)(G)). To comply with such minimum distribution rules, distribution of the full balance payable to all Beneficiaries will be made not later than the last day of the calendar year in which falls the fifth (5th) anniversary of the date the Participant dies.


ARTICLE XIII

MISCELLANEOUS BENEFIT PROVISIONS

 13.1                  Valuation of Accounts
Following
     Termination of Employment.

13.1.1    Continued Adjustment of Accounts.  If a
distribution of
     all or any portion of an Account is deferred or delayed for any reason, the Account will continue to be adjusted to reflect increases or decreases in the value of Company Stock, dividends, and other investment gains or losses in accordance with the terms of the Plan.

13.1.2    Segregation of Accounts/Disbursement Accounts.
If
     shares of Company Stock or other investments of an Account are liquidated to allow for a distribution, the resulting proceeds may be credited to a segregated account maintained under the Plan for the benefit of the person to whom the distribution is to be made, and any investment gains or losses on such segregated account will be allocated solely to such segregated account (and the Accounts of other
     Participants or Beneficiaries will not be affected by such investment gains or losses). Any such segregated account may be held uninvested in cash, or invested in an interest-bearing account or other short-term investment as directed by the Company pending distribution from the Plan.

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Page 28
  A disbursement account also will be established for the
                           Plan
     (either with the Trustee, any affiliate of the Trustee, or any third party bank selected by the Company) to allow for any distributions from the Plan. Such disbursement account is separate and distinct from any segregated account established under the prior paragraph, and any interest or other income earned on such disbursement account will inure to the benefit of the Plan and not the Participant. Such interest or other income will be applied to pay administrative expenses of the Plan or, pursuant to agreement with the Trustee or paying agent for the Plan, will be treated as part of the compensation of the Trustee or paying agent for the Plan. In any event, a Participant will have no claim to any income on any disbursement account established for the Plan.

13.2 Direct Rollover Option.  A distribution to a
     Participant, the surviving Spouse of a
     Participant, or an alternate payee under a qualified domestic relations order who is the Spouse or former Spouse of a Participant may be made in the form of a direct rollover to an individual retirement account or annuity described in Code 408 or to another qualified plan described in Code 401(a); except that, a qualified plan is not available as a rollover alternative in the case of the surviving Spouse of the Participant. A direct rollover will be allowed only to the extent that the distribution is an "eligible rollover distribution" (as defined in Code 402(f)) (e.g., an eligible rollover distribution does not include a hardship distribution, a distribution that is part of a series of installments payable over a period of ten (10) years or more or a distribution that is required under Code
     401(a)(9)). The recipient of an eligible rollover distribution must provide the Company with the information necessary to accomplish the direct rollover in such manner and in accordance with such rules as may be prescribed for this purpose by the Company (including by means of a voice response or other electronic system under circumstances authorized by the Company).

 13.3                  Missing Participants or
     Beneficiaries.  A Participant or Beneficiary
     must maintain his/her most recent post office
     address on file with the Company.  Any
     communication addressed to the Participant or
     Beneficiary at the post office address on file
     with the Company will be binding on the
     Participant or Beneficiary for all purposes of
     the Plan, and the Company is not obligated to
     search for any Participant or Beneficiary.  If a
     Participant or
     Beneficiary fails to claim any amount payable
     under the Plan (or fails to cash any check drawn
     on the disbursement account established for the
     Plan), such amount will be forfeited by the
     Participant or Beneficiary at such time as is
     deemed appropriate by the Company (or, in the
     case of any amount outstanding from the
     disbursement account, such amount will escheat
     to the state in accordance with applicable law,
     and the Participant or Beneficiary thereafter
     will have no further claim for such amount
     against the Plan), or may be disposed of in such
     other equitable manner as is deemed appropriate
     by the Company. Any forfeited amounts shall be
     applied to reduce Matching Contributions made to
     the Plan.  If a Participant or Beneficiary
     claims a forfeited amount prior to termination
     of the Plan, the value forfeited (measured as of
     the date of the forfeiture) shall be restored to
     the Participant or Beneficiary (without
     adjustment for subsequent income or
     appreciation).  The Company shall make an
     additional contribution to the Plan as necessary
     to provide for the restoration.
28
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13.4 Distribution in Event of Certain Corporate
Transactions.
     The Company or an Affiliate may from time to time sell an interest in a subsidiary. The
     Company or an Affiliate also may from time to time sell a facility, division or service line and, in connection with such sale, a Participant may terminate his/her employment with the Company and become an employee of the purchaser of such facility, division or service line. In either event, the Company will determine whether a separation from service has occurred that satisfies the requirements of Code
     401(k)(2)(B)(i)(I) and thus whether there has been a Termination of Employment that allows a distribution from the Plan. If the Company determines that there has not been a separation from service, the Company, in its sole discretion may nonetheless allow affected
     Participants to receive a distribution of their Account if it determines that either of the following events has occurred:

     (a) There has been a sale by the Company or an Affiliate (provided it is a corporation) of substantially all of the assets (within the meaning of Code 409(d)(2)) used in a trade or business to another corporation.

     (b) There has been a sale by the Company or an Affiliate (provided it is a corporation) of an interest in a subsidiary (within the meaning of Code 409(d)(3)).

     A distribution under this provision will be allowed only in the form of a single-sum payment to be made as of the date established by the Company that is not later than the last day of the Plan Year following this event.

13.5 Distribution to Alternate Payee. An alternate payee under a qualified domestic relations order
     (each as defined in Code 414(p)) may elect to receive a lump-sum distribution of the amount assigned to such individual under the order as soon as administratively practicable after the Company has determined that the order is a qualified domestic relations order (and all time for appeal of such decision has expired), or as of such later date as may be specified in the order, without regard to whether such distribution is made prior to the earliest retirement age (as defined in Code 414(p)). If the amount assigned to the alternate payee under a qualified domestic relations order does not exceed five thousand dollars ($5,000), such amount will be paid to the alternate payee in a lump-sum distribution as soon as administratively practicable after the date specified above and a delayed distribution option will not be available to the alternate payee.

13.6 Brokerage Fees. Any brokerage fees incurred to accommodate any distribution in cash that requires that shares of Company Stock be sold to allow for such distribution (other than a distribution of cash in lieu of a fractional share) will be reduced to reflect any broker fees incurred on the sale of Company Stock.

13.7 Put Option; Other Restrictions on Company Stock.

13.7.1                 Put Option.  If shares of
Company Stock
     are either not readily tradable on an
     established securities market or are subject to a trading limitation when such shares are distributed, such shares will be subject to a "put option" as follows:

     (a) The put option will be to the Company; provided that, the Trustee may at its discretion cause the Plan to voluntarily assume the rights and obligations of the Company with respect to the put option.
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     (b)  The put option may be exercised only by the
distributee
          (whether the Participant, Beneficiary or alternate payee), any person to whom the shares have passed by gift from the distributee or any person (including an estate or distributee of an estate) to whom the shares have passed on the death of the distributee.

     (c) The put option may be exercised only during the fifteen (15) month period beginning on the date the shares are distributed from the Plan; provided that, the exercise period will be extended by the number of days during such period that the holder is unable to exercise the put option because the Company is prohibited from honoring the put option by federal or state law.

     (d) The put option may be exercised by written notice of exercise to the Company made on such form and in accordance with such rules as may be prescribed for this purpose by the Company.

     (e)  The Company will honor a put option by
          paying to the holder the fair market value either in a single lump sum or substantially equal installments (bearing a reasonable rate of interest and providing adequate security to the holder) over a period beginning within thirty (30) days following the date the put option is exercised and ending not more than five (5) years after the date the put option is exercised.

     A "trading limitation" means a restriction under any federal or state securities law or under any agreement affecting the shares that would make the shares not as freely tradable as shares not subject to such restriction.

13.7.2                 Other Restrictions.  No other
options, buy-
     sell arrangements, puts, call, rights of first refusal or other restrictions on alienability will attach to any shares of Company Stock acquired with the proceeds of an Exempt
     Loan and held in the Trust Fund or distributed from the
     Plan, whether or not this Plan continues to be an employee stock ownership plan.

13.8 No Other Benefits. No benefits other than those specifically provided for in the Plan document will be provided under the Plan.

13.9 Source of Benefits.  All benefits to which any
     person becomes entitled under the Plan will be
     provided only out of the Trust Fund and only to
     the extent that the Trust Fund is adequate
     therefor.  The Participants and Beneficiaries
     assume all risk connected with any decrease in
     the market value of shares of Company Stock or
     any other assets held under the Plan, and the
     Company and its Affiliate do not in any way
     guarantee the Trust Fund against any loss or
     depreciation, or the payment of any amount, that
     may be or become due to any person from the Trust
     Fund.
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13.10                  Incompetent Payee.  If a person
     entitled to payments hereunder is in the opinion of the Company unable to care for his/her affairs because of a mental or physical condition, any payment due such person may be made to such person's guardian, conservator, or other legal personal representative upon furnishing the
     Company with evidence satisfactory to the Company of such status. Prior to the furnishing of such evidence, the Company may cause payments due the person to be made, for such person's use and benefit, to any person or institution then in the opinion of the Company caring for or maintaining the person. The Company will have no liability with respect to payments so made and will have no duty to make inquiry as to the competence of any person entitled to receive payments hereunder.

13.11                  No Assignment or Alienation of
     Benefits. The interests of any person who is entitled to benefits under the Plan may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, directly or indirectly, except as expressly permitted under Code 401(a)(13).

13.12                  Payment of Taxes.  The Trustee
     may pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit payable hereunder which in the Trustee's opinion it will be or may be required to pay out of such benefit. The Trustee may require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee will deem necessary for its protection.

13.13                  Conditions Precedent.  No
     person will be entitled to a benefit until his/her right to such benefit has been finally determined by the Company nor until he/she has submitted to the Company relevant data reasonably requested by the Company, including, but not limited to, proof of birth or death.

13.14                  Delay of Distribution in Event
     of Stock Dividend or Split. The Company may direct that, no distribution will be made between the record date and the exdate of any stock dividend, stock split or reverse stock split if the ex-date is after the record date.


ARTICLE XIV

TRANSFER OR REEMPLOYMENT

14.1 Transfer of Employment.

14.1.1    Transfers To Salaried Plan.  If a Participant in
this
     Plan becomes a participant in the ADM Employee Stock
     Ownership Plan for Salaried Employees, the Company
     may arrange for transfer of his/her Account under
     this Plan to a comparable account under the ADM
     Employee Stock Ownership Plan for Salaried Employees.
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14.1.2                 Transfers From Salaried Plan.  If a
participant in the ADM Employee Stock Ownership Plan
                         for
     Salaried Employees becomes an Eligible Employee, he/she will become an Active Participant in this Plan (and will cease to be a participant in the ADM Employee Stock Ownership Plan for Salaried
     Employees) effective for the first payroll period that begins in the calendar month after the date he/she becomes an Eligible Employee.
     All elections and designations made under the ADM Employee Stock Ownership Plan for Salaried
     Employees (including contribution elections and
     Beneficiary designations) will continue in effect under this Plan until modified or revoked in accordance with the terms of this Plan. The
     Company also may arrange for transfer of his/her account balance under such Plan to the comparable Accounts under this Plan.

14.2 Effect of Reemployment. If a Participant is reemployed by the Company or an Affiliate (while it is an Affiliate) before he/she has received full distribution of the balance of his/her
     Account, entitlement to a distribution will cease upon such reemployment, and will recommence in accordance with the terms of the Plan upon subsequent Termination of Employment.


ARTICLE XV

TRUST FUND

15.1 Composition. The assets of the Plan will be held in trust by one or more Trustees appointed by the Company under one or more trust agreements. The Company may cause the assets held under any trust agreement to be divided into any number of parts for investment purposes or any other purpose deemed necessary or advisable for the proper administration of the Plan.

15.2 No Diversion. The Trust Fund will be maintained for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Employees or their Beneficiaries.
     Notwithstanding the foregoing:

     (a) If all or any portion of a contribution is made as a result of a mistake of fact, the Trustee will, upon written request of the Company, return such portion of the contribution to the Company within one year after its payment to the Trust Fund.
          Earnings attributable to such portion of the contribution (or portion thereof) will not be returned but will remain in the Trust Fund, and the amount returned will be reduced by any losses attributable to such portion of the contribution.
     (b) Each contribution is conditioned upon the deductibility of the contribution under
          Code 404. To the extent the deduction is disallowed, the Trustee will return such contribution to the Company within one year after the disallowance of the deduction;
          however, earnings attributable to such
          contribution (or disallowed portion
          thereof) will not be returned but will
          remain in the Trust Fund, and the amount returned will be reduced by any losses attributable to such contribution (or disallowed portion thereof).
     In the case of any such return of contribution, the Company will cause such adjustments to be made to the Accounts of Participants as it considers fair and equitable under the circumstances resulting in the return of such contribution.
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15.3 Borrowing to Purchase Company Stock.  The Plan
     may engage in an Exempt Loan that satisfies the following requirements:

     (a) Lender. The Exempt Loan may be made by the Company or any lender acceptable to the Company, and may be made or guaranteed by a party in interest (as defined in ERISA
          3(14)) or a disqualified person (as defined in Code 4975).

     (b) Use of Loan Proceeds. The Exempt Loan must be used within a reasonable time after receipt to acquire shares of Company Stock for the Unallocated Reserve, or to repay a prior Exempt Loan, or for any combination of the foregoing purposes.

     (c)  No Recourse Against Trust Fund.  The Exempt
          Loan must be without recourse against the Trust Fund except that:

          (1)  The Company Stock acquired with the
               proceeds of the Exempt Loan may be
               pledged or otherwise used to secure
               repayment of the Exempt Loan, and

          (2)  The Company Stock acquired with the
               proceeds of a prior Exempt Loan which
               is repaid with the proceeds of the
               Exempt Loan may be pledged or
               otherwise used to secure repayment of
               the Exempt Loan, and

          (3)  Any cash contributions to the Plan
               that are made for the purpose of
               satisfying the obligations under the
               Exempt Loan (and earnings thereon) may
               be pledged or otherwise used to secure
               repayment of the Exempt Loan, and

          (4)  The earnings attributable to shares of
               Company Stock acquired with the
               proceeds of an Exempt Loan may be used
               to repay that Exempt Loan or any
               renewal or extension thereof, and

          (5)  The earnings attributable to
               unallocated shares of Company Stock
               that were acquired with the proceeds
               of an Exempt Loan may be pledged or
               otherwise used as security for another
               Exempt Loan.

(d) Term of Loan. The Exempt Loan must provide for principal and interest to be paid over a specific term.

 (d)  Release of Shares from Unallocated Reserve.  Payments on an
          Exempt Loan will result in release of shares from the Unallocated Reserve, with the number of shares released each Plan Year being determined in accordance with one of the following methods as directed by the Company:
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Page 34
      (1) Principal and Interest Method. The number of shares released from the Unallocated Reserve will
               equal the number of shares held in the
               Unallocated Reserve immediately before
               the release, multiplied by a fraction,
               the numerator of which is equal to the
               principal and interest payments made
               on the Exempt Loan for the Plan Year
               and the denominator of which is equal
               to the total principal and interest
               paid on the Exempt Loan for the
               current Plan Year and scheduled to be
               paid for all subsequent Plan Years.
               The number of future years for which
               principal and interest are payable
               under the Exempt Loan must be
               definitely ascertainable and must be
               determined without taking into Account
               any possible extensions or renewal
               periods.  If the interest rate under
               the loan is variable, the amount of
               future interest payable will be
               calculated by using the interest rate
               in effect on the last day of the
               current Plan Year.

          (2)  Principal Only Method.  The number of
               shares of Company Stock released from
               the Unallocated Reserve will be equal
               to the number of shares held in the
               Unallocated Reserve immediately before
               the release multiplied by a fraction,
               the numerator of which is equal to the
               principal payments made on the Exempt
               Loan for the Plan Year and the
               denominator of which is equal to the
               total principal outstanding on the
               Exempt Loan.  This method may be used
               only if:

               (A)  The Exempt Loan provides for
                    principal and interest payments
                    at a cumulative rate that is not
                    less rapid at any time than level
                    annual payments of such amounts
                    for ten (10) years.

               (B)  If the Exempt Loan constitutes a
                    renewal, extension or refinancing
                    of a prior Exempt Loan, the sum
                    of the expired duration of the
                    prior Exempt Loan, the renewal
                    period, the extension period, and
                    the duration of the new Exempt
                    Loan does not exceed ten years.

               (C)  For purposes of this subsection,
                    the amount of interest included
                    in any payment is disregarded
                    only to the extent that it would
                    be determined to be interest
                    under standard loan amortization
                    tables.

     (f) Interest Rate. The Exempt Loan must bear interest at a fixed or variable rate that is not in excess of a reasonable rate of interest considering all relevant factors
          (including, but not limited to, the amount and duration of the loan, the security given, the guarantees involved, the credit standing of the Plan, the Company, and the guarantors, and the generally prevailing rates of interest).

     (g)  Default.  The Exempt Loan must provide
          that, in the event of default, the fair
          market value of Company Stock and other
          assets which can be transferred in
          satisfaction of the loan must not exceed the amount of the loan. If the lender is a party in interest or disqualified person, the loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to satisfy the payment schedule of the Exempt
          Loan.
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Page 35
15.4 Funding Policy. The Company will adopt a procedure, and revise it from time to time as it considers advisable, for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA.

15.5 Share Registration. Any shares of Company Stock contributed by or purchased from the Company will be registered in accordance with requirements prescribed by the Securities and Exchange Commission. The number of shares so registered will be appropriately adjusted to reflect any stock dividends, stock splits, or other similar changes.

15.6 Purchase/Sale of Company Stock.

15.6.1                 Purchases of Company Stock.
If it is
     necessary to purchase Company Stock for the Trust Fund, such purchase may be on the open market or from the Company. If shares are purchased from the Company, the purchase will be made at the closing price of a share of Company
     Stock on the New York Stock Exchange for the business day immediately preceding the transaction (as reported the next following business day in The Wall Street Journal), and no commission will be paid on any purchase from the Company.

15.6.2                 Sales of Company Stock.  If it
is
     necessary to convert shares of Company Stock held in the Trust Fund to cash to provide for a distribution or loan, or for any other reason required under the Plan, conversion may be made by exchanging such shares for cash (if any) then held in the Trust Fund and credited to Accounts
     (other than ESOP Diversified Subaccounts and
     Predecessor Plan Subaccounts), or by selling such shares on the open market or to the Company. If shares are exchanged for cash then held in the Trust Fund or sold to the Company, the exchange or sale will be made at the closing price of a share of Company Stock on the New
     York Stock Exchange for the business day immediately preceding the transaction (as reported the next following business day in The
     Wall Street Journal), and no commission will be paid on any sale to the Company.

ARTICLE XVI

ADMINISTRATION

16.1 Administration.

16.1.1                 Administrator.  The Company is
the
     "administrator" of the Plan, with authority to control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto.
     Action
     on behalf of the Company as administrator may be taken by any of the following:

      (a)          Its Board of Directors (or a committee
          thereof).

          (b)          Its Chief Executive Officer.

          (c)          Its Benefit Plans Committee.

       (e)  Any individual, committee, or entity to whom
                        responsibility
          for the operation and administration of the Plan is allocated to by action of one of the above.
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Page 36
16.1.2 Third-Party Service Providers. The Company may from time to time contract with or appoint a recordkeeper or other third-party service provider for the Plan. Any such recordkeeper or other third-party service provider will serve in a nondiscretionary capacity and will act in accordance with directions given and/or procedures established by the Company.

16.2 Certain Fiduciary Provisions.  The Company is a
     "named fiduciary" of the Plan with authority to appoint additional named fiduciaries and to allocate responsibilities among them, and the power to appoint one or more investment managers
     (as defined in ERISA 3(38)) to manage any assets of the Plan (including the power to acquire and dispose of such assets). If so permitted by the Company in the appointment of a named fiduciary, such named fiduciary may designate another person to carry out any or all of the fiduciary responsibilities of the named fiduciary; except that, a named fiduciary may not designate another person to carry out any responsibilities relating to the management or control of Plan assets other than in exercise of a power granted under the trust agreement to appoint an investment manager.

16.3 Payment of Expenses. The compensation and expense reimbursements payable to any fiduciary, or to any recordkeeper or other non-discretionary service provider, any other fees and expenses incurred in the operation or administration of the Plan may be paid out of the Trust Fund if not prohibited by ERISA. Such other fees and expenses include, but are not limited to, fees and expenses for investment, education or advice services, premiums on bonds required under ERISA and direct cost incurred by the Company or any Affiliate to the extent that the payment of such amounts out of the Trust
     Fund is not prohibited by ERISA.

16.4 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented by the proper party.

16.5 Correction of Errors. Errors may occur in the operation and administration of the Plan. The
     Company reserves the power to cause such equitable adjustments to be made to correct for such errors as it considers appropriate. Such adjustments will be final and binding on all persons

16.6 Claims Procedure. The Company will establish a claims procedure which must be followed by any claimant as a condition to the receipt of benefits or as a condition to receipt of any other relief under or with respect to the Plan. The claims procedure will be set forth in written procedures (which may be in the summary plan description) that will be deemed to form a part of the Plan and are incorporated by reference into the Plan.

16.7 Waiver of Notice. Any notice required hereunder may be waived by the person entitled thereto.

16.8 Agent For Legal Process. The Company will be the agent for service of legal process with respect to any matter concerning the Plan
     (unless it designates some other entity or person as such agent).
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Page 37
16.9 Indemnification. The Company and its Affiliates jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and Employee against any and all liabilities, losses, costs, or expenses
     (including legal fees) of whatsoever kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in the administration of the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises.

16.10                  Exercise of Authority.  The
     Company and any person who has authority with respect to the management, administration or investment of the Plan may exercise that authority in its/his/her full discretion, subject only to the duties imposed under ERISA.
     This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of this document (or any other document established for use in the administration of the Plan) relevant to the issue under consideration. The exercise of authority will be binding upon all persons; and it is intended that the exercise of authority be given deference in all courts of law to the greatest extent allowed under law, and that it not be overturned or set aside by any court of law unless found to be arbitrary and capricious, or made in bad faith.

16.11                  Telephonic or Electronic
     Notices and Transactions. Any notice that is required to be given under the Plan to a Participant or Beneficiary, and any action that can be taken under the Plan by a Participant or Beneficiary (including enrollments, changes in deferral percentages, loans, withdrawals, distributions, investment changes, consents, etc.), may be by means of voice response or other electronic system to the extent so authorized by the Company and permitted under the Code.

ARTICLE XVII

AMENDMENT, TERMINATION, MERGER

17.1                   Amendment.

17.1.1                 Amendment.  The Company
     expressly reserves the right to amend the Plan in whole or in part at any time and from time to time. An amendment may be adopted:


     (a)  By resolution of the Board of Directors.

    (b)  By signed writing of the Chief Executive
                      Officer.

     (c)  By signed writing of the Benefit Plans
          Committee to the extent amendment authority has been delegated by the Board of Directors.

     (d)  By signed writing of any person to whom
          amendment authority has been delegated by action of one of the above.

   No action by any person or body with amendment
                      authority
     will constitute an amendment to the Plan unless
     it is expressly designated as an amendment to
     the Plan.
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17.1.2                 Effect on Prior Operation of
Plan.  An
     amendment will not affect the operation of the Plan or the rights of any Participant retroactive to a date prior to the effective date of the amendment. The Account of a Participant (and all payment options and other rights with respect thereto) will be determined and paid in accordance with the terms of the Plan in effect as of his/her Termination of Employment, without regard to any subsequent amendment to the Plan (including an amendment with an effective date retroactive to a date prior to Termination of Employment) unless such amendment is required by law to be applied to the Participant or the amendment expressly provides that it will apply to Participants who have already had a Termination of Employment.
     The Company reserves the right to adopt an amendment with a retroactive effective date to the extent that retroactive application of the amendment is required by law or for any other reason deemed appropriate by the Company.

17.1.3                 Effect on Vesting.  An
amendment will not
     reduce the vested percentage of a Participant determined as of the later of the effective or adoption date of the amendment. Further, if the Company amends the vesting schedule under the Plan, with respect to any Participant who has three (3) or more years of vesting service
     (determined using the elapsed time methodology set forth in ERISA Reg. 2530.200b-9), the Company either will permit such Participant to elect to have his/her vested percentage computed without regard to such amendment or will amend the Plan to provide that the vested interest of such Participant will be the greater of his/her vested interest with regard to such amendment or his/her vested interest without regard to such amendment.

17.1.4                 Effect on Protected Benefits.
An
     amendment will not reduce any Account balance or
     eliminate any optional form of benefit to the
     extent to prohibited under Code   411(d)(6).

17.2 Permanent Discontinuance of Contributions.  The
     Company may completely discontinue contributions under the Plan. No Employee will become a Participant after such discontinuance and each Participant will be fully vested in his/her
     Account balance. Subject to the foregoing, all of the provisions of the Plan will continue in effect, and upon entitlement thereto distributions will be made in accordance with the terms of the Plan.

17.3 Termination.  The Company may terminate the Plan
     at any time and for any reason by action of its
     Board of Directors.
     After the Plan is terminated no further
     contributions will be made.  Distributions will
     be made to Participants and Beneficiaries
     promptly after the termination of the Plan, but
     not before the earliest date permitted under the
     Code and applicable regulations, and the Plan
     and any related trust agreement or group annuity
     contract will continue in force for the purpose
     of making such distributions.
17.4 Partial Termination.  If the Company determines
     that there has been a partial termination of the
     Plan, any Participant affected by such partial
     termination will become vested in his/her
     Account.
17.5 Merger, Consolidation, or Transfer of Plan
     Assets.  If the Plan is merged or consolidated
     with any other plan, or if assets or liabilities
     of the Plan are transferred to any other plan,
     provision will be made so that each Participant
     and Beneficiary would (if such other plan then
     terminated) receive a benefit immediately after
     the merger, consolidation, or transfer that is
     equal to or greater than the benefit he/she
     would have been entitled to receive immediately
     before the merger, consolidation, or transfer
     (if the Plan had then terminated).
38
Page 39
17.6 Deferral of Distributions. In the case of a complete discontinuance of contributions to the Plan or of a complete or partial termination of the Plan, the Company or the Trustee may defer any distribution of benefits to Participants and Beneficiaries with respect to which such discontinuance or termination applies (except for distributions which are required to be made under Code
      401(a)(9)) until appropriate adjustment of
      Accounts to
     reflect taxes, costs, and expenses, if any, incident to such discontinuance or termination.


ARTICLE XVIII

PREDECESSOR PLAN ACCOUNTS

18.1 Transfers from Other Plans. The Company may from time to time arrange for the merger of another qualified defined contribution plan into this Plan, or may accept the transfer of account balances from a qualified plan maintained by a Predecessor Employer to this Plan. A
     Predecessor Plan Subaccount will be maintained to reflect amounts attributable to any merger or transfer (and more than one Predecessor Plan
     Subaccount may be maintained with respect to a given merger or transfer as deemed appropriate by the Company to Account for different contribution sources or for any other reason).

18.2 Optional Forms of Payment. All optional forms of payment available under the Predecessor Plan will be available under this Plan for a Predecessor Plan Subaccount; except that, any hardship standards on withdrawals will be as specified in this Plan, and optional forms of payment may be modified or eliminated to the extent so permitted under Code
      411(d)(6).

18.3 Special Rules if Survivor Annuity Requirements
Apply.

18.3.1                 To Whom this Section Applies.
     This Section applies with respect to a
     Participant if:

          (a)          The Predecessor Plan was a
          money purchase pension plan and after the
          transfer of the Predecessor Plan Account to
          this Plan the Predecessor Plan Subaccount
          remains subject to the survivor annuity
          requirements of Code   417; or
          (b)          A life annuity is an available
          optional form of payment with respect to a
          Predecessor Plan Subaccount, the
          Participant elects to receive a life
          annuity and the Participant has a Spouse on
          the pension commencement date.
18.3.2    Payment Form.  A Participant to whom this
Section
     applies will have his/her Predecessor Plan Subaccount
     applied to purchase a life annuity if the Participant
     does not have a Spouse on his/her pension
     commencement date, or a qualified joint and survivor
     annuity if the Participant does have a Spouse on
     his/her pension commencement date, unless the
     Participant elects an optional form of payment.  A
     Participant may elect to waive the life annuity or
     qualified joint and survivor annuity and instead
     elect to receive have his/her Predecessor Plan
     Subaccount paid in any optional form of payment
     available with respect to such Subaccount.
39
Page 40
     For purposes of this Section, a "life annuity" is a an
     annuity providing equal periodic payments to the Participant with the last such payment due for the period in which the Participant dies; and a "qualified joint and survivor annuity" is an annuity providing equal periodic payments to the Participant with the last such payment due for the period in which the Participant dies, but with the provision that if the Participant is survived by his/her Spouse on the pension commencement date, fifty percent (50%) of the period payment will be continued to such Spouse with the last such period payment due for the period in which the Spouse dies.

18.3.3                 Spousal Consent Requirement.
If a
     Participant elects to waive the qualified joint and survivor annuity and elects to have his/her
     Account balance paid in an optional form of payment, the election will not take effect unless:

(a) The election specifically designates a specific optional payment form and a specific joint annuitant or Beneficiary, if applicable, with respect thereto (these designations cannot be changed without further consent of the Spouse).

(b)  The Spouse consents in writing to the election.

(c)  The Spouse's consent acknowledges the effect of
                         the
          election.

     (d)  The Spouse's consent is witnessed by a
          notary public or an authorized
          representative of the Plan.

     Consent of the Spouse will be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because the Spouse cannot be located or because of such other circumstances as may be prescribed by the Secretary of the Treasury. A consent by a Spouse will be effective only with respect to such Spouse, and cannot be revoked.

18.3.4                 Conditions Relating to
Election of
     Options. A Participant will be provided with a written explanation of the terms and conditions of the life annuity or qualified joint and survivor annuity. The written explanation will include an explanation of the Participant's right to waive the life annuity or qualified joint and survivor annuity and the effect of such waiver, the Participant's right to have at least thirty (30) days to consider such waiver, the Participant's right to revoke a waiver and the effect of such revocation, and the rights of the Participant's Spouse with respect thereto.

     The waiver of a life annuity or qualified joint
     and survivor annuity and the election of an
     optional payment form must be made on such form
     and in accordance with such rules as may be
     prescribed for this purpose by the Company
     (including by means of voice response or other
     electronic system under circumstances authorized
     by the Company).  The Participant must designate
     on such form the specific optional payment form
     and, if applicable, the specific joint annuitant
     or Beneficiary with respect thereto.  The waiver
     and election may be revoked by the Participant
     prior to the pension commencement date or, if
     later, prior to the end of the seven (7) day
     period that begins the day after the written
     explanation is provided to the Participant.
40
Page 41
18.3.5                 Qualified Preretirement
Survivor Annuity.
     If a Participant to whom this Section applies dies before commencement of the life annuity or qualified joint and survivor annuity, and if the Participant has a Spouse on the date of death, the Account balance of the Participant will be applied to purchase an annuity for the life of the Spouse unless the Spouse files a written election of some other form of payment after the Participant's death and prior to the due date of the first benefit payment to the Spouse.


ARTICLE XIX

MISCELLANEOUS PROVISIONS

19.1 Special Top-Heavy Rules. The following provisions apply in any Plan Year in which the Plan is top-heavy.

19.1.1                 Minimum Contribution.  If the
Plan is top-
     heavy for a Plan Year, a minimum contribution will be made for such Plan Year on behalf of each Active Participant who is not a Key
     Employee and who is employed with the Company or an Affiliate on the last day of such Plan Year.
     The minimum contribution will equal that percentage of the Participant's compensation for the Plan Year which is the smaller of:

     (a)  Three percent (3%).

     (b)  The percentage which is the largest
          percentage of compensation allocated to any Key Employee from employer contributions for such Plan Year.

     The Before-Tax and Matching Contributions made on behalf of non-key Employees will not be counted toward the minimum contribution required under this Section (however, such contributions made on behalf of Key Employees will be counted for purposes of determining the percentage in
     (b)).

19.1.2                 Participation under Defined
Benefit Plan
     and Defined Contribution Plan.  If the Plan is
     top-heavy for a Plan Year, Code   415(e) will be
     modified for such Plan Year by substituting
     "1.0" for "1.25" in paragraphs (2)(B) and (3)(B)
     thereof and by substituting "$41,500" for
     "$51,875" in Code   415(e)(6)(B)(i).  However,
     this Section will not apply with respect to any
     Plan Year beginning after December 31, 1999.
19.1.3                 Definitions.  The following
terms have the
     following meanings in this Section:
     (a)  "Compensation" means compensation as
          defined in Sec. 6.3.3, but disregarding any
          amounts in excess of the limit in effect
          under Code   401(a)(17).
          (b)          "Determination Date" means the
last day of
          the preceding Plan Year.

          (c)          "Determination Period" means
the Plan Year
          in which the applicable Determination Date occurs and the four preceding Plan Years.

     (c)  "Key Employee" means any Employee or former
          Employee of the Company or an Affiliate who is
          defined as such under Code 416(i).
41
Page 42
          (e)          "Required Aggregation Group" means
each
          qualified plan of the Company or an Affiliate
in which
          at least one Key Employee participates in
          the Plan Year that contains the
          Determination Date or any of the four
          preceding Plan Years, and any other
          qualified plan of the Company or an
          Affiliate that enables such a Plan to meet
          the requirements of Code    401(a)(4) and
          410.

          (f)          "Permissive Aggregation Group"
means the
          Required Aggregation Group plus any other
          qualified plan of the Company or an
          Affiliate which, when consolidated as a
          group with the Required Aggregation Group,
          would continue to satisfy the requirements
          of Code    401(a)(4) and 410.

          (g)          "Present Value" for purposes
of
          determining whether a defined benefit plan is TopHeavy, will be calculated using the actuarial assumptions specified in the defined benefit plan for this purpose.

     (h)  "Top-Heavy" means the condition of the Plan
          (or of all within the required aggregation group or permissive aggregation group) that would exist if, as of the Determination
          Date for the Plan Year, the Account
          balances plus the present value of the
          accrued benefits of the Key Employees
          exceeded sixty percent (60%) of the Account balances plus the present value of the accrued benefits of all Employees. For purposes of making this calculation:

                       (1)    The Account balances
               and the present value of accrued
               benefits will be determined as of the
               most recent Valuation Date that falls
               within the 12-month period ending on
               the Determination Date.

          (2)  The Account balances and accrued
               benefits of a Participant who is not a
               Key Employee but who was
               a Key Employee in a prior year will be
               disregarded.

          (3)  The Account balances of any Employees
               who has not been credited with at
               least one Hour of Service with the
               Company or an Affiliate at any time
               during the five (5)-year period ending
               on the Determination Date will be
               disregarded.

                       (4)    For purposes of
               determining if a defined benefit plan
               included in a Required Aggregation
               Group of which this Plan is a part is
               Top-Heavy, the accrued benefit to any
               Employee (other than a Key Employee)
               will be determined under the method
               that is used for accrual purposes
               under all defined benefit plans
               maintained by the Company or an
               Affiliate or, if there is no such
               method, as if such benefit accrued not
               more rapidly than the lowest accrual
               rate permitted under Code
               411(b)(1)(C).

          (i)          If an individual has not
performed
          services for the employer at any time
          during the five-year period ending on the determination date with respect to a Plan
          Year, any Account balance or accrued
          benefit for such individual will not be
          taken into Account for such Plan Year.

19.1.4                 Exception For Collective
Bargaining Unit.
     The minimum contribution requirement described
     above will not apply to any Employee covered by
     the provisions of a collective bargaining
     agreement.
42

Page 43
19.2 Qualified Military Service.  The Plan will
     comply with the requirements of Code   414(u)
     with respect to each Participant who is absent
     from service because of "qualified military
     service" (as defined in Code   414(u)(5))
     provided that he/she returns to employment
     within such period after the end of the
     qualified military service as is prescribed
     under Code   414(u) (or other federal law cited
     therein). Accordingly, any such Participant will
     be permitted to make additional Before-Tax
     Contributions after his/her reemployment, will
     receive Matching Contributions on such Before-
     Tax Contributions, and will receive service
     credit for the period of qualified military
     service as required under Code   414(u).

19.3 Insurance Company Not Responsible for Validity of Plan. Any insurance company that issues a contract under the Plan will not have any responsibility for the validity of the Plan.
 An insurance company to which an application may be submitted hereunder may accept such application and will have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

19.4 No Guarantee of Employment. The Plan is not an employment agreement, and participation herein does not constitute a guarantee of employment with the Company or any Affiliate.

19.5 Use of Compounds of Word "Here".  Use of the
     words "hereof", "herein", "hereunder", or
     similar compounds of the word
"here" will mean and refer to the entire Plan unless
                         the
     context clearly indicates to the contrary.
19.6 Construed as a Whole.  The Plan is to be
     construed as a whole in such manner as to carry
     out its purpose and a given provision is not to
     be construed separately without relation to the
     context.
19.7 Headings.  Headings at the beginning of Articles
     and Sections are for convenience of reference,
     are not considered a part of the text of the
     Plan, and will not influence its construction.
43
PAGE 44
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX A


The participating location(s) hereunder and the coverage date of such location(s) are as specified on the List of Participating Locations for the Plan.

The following sets forth the terms that apply to each participating location hereunder.

Before-Tax                An Active Participant under
this
Contributions:            Appendix may elect to
reduce his/her
                          Certified Earnings for a
payroll
                          period by not more than
                          ten percent (10%) in order
                          to receive a Before-Tax
                          Contribution.


Matching Schedule:        An Active Participant
under this
                          Appendix will receive the
                          following Matching
                          Contributions:

                          Prior to January 1, 1999:
                          Matching Contributions
                          will be made on a monthly
                          (or more frequent) basis,
                          with the amount of the
                          Matching Contributions for
                          each month determined
                          under the following
                          schedule:

                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          month
ending within the
                                              month
                          The first 4%
                          The next 2%         100%
                          Above 6%            50%

None

                          Starting January 1,
                          1999:  Matching
                          Contributions will be
                          made on a
                          monthly (or more frequent)
                          basis, with the amount of
                          the Matching Contributions
                          for each Plan Year
                          determined under the
                          following schedule:
                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          Plan Year
ending within the
                                              Plan
Year
                          The first 4%
                          The next 2%         100%
                          Above 6%            50%
                                              None

44
PAGE 45
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX B


The participating location(s) hereunder and the coverage date of such location(s) are as specified on the List of Participating Locations for the Plan.

The following sets forth the terms that apply to each participating location hereunder.

Before-Tax                An Active Participant
under this
Contributions:            Appendix may elect to
reduce his/her
                          Certified Earnings for a
                          payroll period by not more
                          than four percent (4%) in
                          order to receive a Before-
                          Tax Contribution.


Matching Schedule:        An Active Participant
under this
                          Appendix will receive the
                          following Matching
                          Contributions:

                          Prior to January 1, 1999:
                          Matching Contributions
                          will be made on a monthly
                          (or more frequent) basis,
                          with the amount of the
                          Matching Contributions for
                          each month determined
                          under the following
                          schedule:

                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          month
ending within the
                                              month The first 2%
                          Above 2%            100%
                                              None

                          Starting January 1, 1999:
                          Matching Contributions
                          will be made on a monthly
                          (or more frequent) basis,
                          with the amount of the
                          Matching Contributions for
                          each Plan Year determined
                          under the following
                          schedule:

                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          Plan Year
ending within the
                                              Plan
Year
                          The first 2%
                          Above 2%            100%
                                              None

45
PAGE 46
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX C


The participating location(s) hereunder and the coverage date of such location(s) are as specified on the List of Participating Locations for the Plan.

The following sets forth the terms that apply to each participating location hereunder.

Before-Tax                An Active Participant
under this
Contributions:            Appendix may elect to
reduce his/her
                          Certified Earnings for a
                          payroll period by not more
                          than six percent (6%) in
                          order to receive a Before-
                          Tax Contribution.


Matching Schedule:        An Active Participant
under this
                          Appendix will receive the
                          following Matching
                          Contributions:

                          Prior to January 1, 1999:
                          Matching Contributions
                          will be made on a monthly
                          (or more frequent) basis,
                          with the amount of the
                          Matching Contributions for
                          each month determined
                          under the following
                          schedule:

                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          month
ending within the
                                              month
                          The first 2%
                          The next 4%         100%
                          Above 6%            50%
                                              N/A

                          Starting January 1, 1999:
                          Matching Contributions
                          will be made on a monthly
                          (or more frequent) basis,
                          with the amount of the
                          Matching Contributions for
                          each Plan Year determined
                          under the following
                          schedule:

                          For Before-Tax      The
Matching
                          Contributions
Contribution will
                          representing the    be the
following
                          following percent
percent of the
                          of Certified
Participant's
                          Earnings for
Before-Tax
                          payroll periods
Contributions for
                          ending within the
payroll periods
                          Plan Year
ending within the
                                              Plan
Year
                          The first 2%
                          The next 4%         100%
                          Above 6%            50%
                                              N/A

46
PAGE 47
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX D


The Company hired certain employees on February 1, 1997, in connection with a joint venture arrangement with Countrymark Cooperative, Inc.

This Appendix applies to the following Employees:

    Hourly-wage employees at the Locust Point Elevator in Baltimore, Maryland, who are covered by the collective bargaining agreement in effect at that location with the International Longshoremen's
   Association, Local No. 2004.
    Hourly-wage employees at the Beech Grove Grain
   Elevator in Beech Grove, Indiana, who are covered by the collective bargaining agreement in effect at that location with the Chauffeurs, Teamsters, Warehousemen and Helpers, Local No. 135.

The terms and conditions of participation of such employees will be as set forth in this Appendix to the extent that such terms and conditions differ from the general terms and conditions of the Plan.

Eligibility and
Service Credit:
  Eligibility:           An Employee covered by this
Appendix
                         will be eligible to
                         participate in accordance
                         with Article III; except
                         that, such an Employee may
                         not become a Participant
                         prior to February 1, 1997.
                         Continued eligibility under
                         this Plan (and continued
                         eligibility under this
                         Appendix) is subject to
                         negotiation with the
                         collective bargaining unit;
                         thus, an Active Participant
                         covered by this Appendix will
                         cease to participate upon
                         expiration of the above-
                         described collective
                         bargaining agreement (except
                         that for this purpose an
                         agreement will be deemed to
                         continue after its formal
                         expiration for so long as
                         collective bargaining
                         negotiations continue).

Service Credit:          An Employee covered by this
Appendix
                         will receive credit under
                         this Plan for his/her service
                         prior to February 1, 1997, as
                         follows:

                             Eligibility.  The
                            Employee will
receive credit from his/her last date of hire with Countrymark Cooper-ative, Inc. for purposes of determining his/her eligibility to participate in this Plan in accordance with the List of Predecessor
Employers for the Plan.

                             Vesting.  The Employee
will
                            receive credit from
                            his/her last date of hire
                            with Countrymark Cooper-
                            ative, Inc. for purposes
                            of determining whether
                            he/she is vested under
                            this Plan.  In the case of
                            an Employee who is a
                            former participant in the
                            Countrymark Bargaining
                            Unit Employees Savings
                            Plan, such prior service
                            credit will not be less
                            than his/her "Service"
                            under such plan as of
                            February 1, 1997.

Contributions:

  Employee                 An Active Participant
covered by this
  Contributions:           Appendix may elect to
reduce his/her
                         Certified Earnings for a
payroll
                         period by any whole
                         percent, but not less than
                         one percent (1%) or more
                         than fifteen percent (15%)
                         in order to receive a
                         Before-Tax Contribution.
                         An Active Participant
                         covered by this Appendix
                         also may make an After-Tax
                         Contribution for a payroll
                         period by means of payroll
                         deduction in any whole
                         percent, but not less than
                         one percent (1%) or more
                         than fifteen percent (15%)
                         of his/her Certified
                         Earnings for the payroll
                         period.

                         Before-Tax and After-Tax
                         Contributions are subject
                         to the applicable limits
                         set forth in Article VI.

  Employer               Matching Contributions.
  Contributions:
                         A Matching Contribution
                         will be made for each month
                         on behalf of each Active
                         Participant covered by this
                         Appendix who receives a
                         Before-Tax Contribution or
                         makes an After-Tax
                         Contribution for any
                         payroll period ending
                         within such month.  The
                         amount of the Matching
                         Contribution will equal
                         fifty cents (50 cents) for each
                         one
dollar ($1.00) contributed as a BeforeTax or After-
Tax Contribution, but disregarding any such
contributions in excess of six percent (6%) of
                         Certified Earnings for
                         payroll periods ending
                         within the month (thus,
                         the maximum Matching
                         Contribution per month is
                         three percent (3%) of
                         Certified Earnings for
                         payroll periods ending
                         within the month).

                         Non-Matching
Contributions.

                         A Participant covered by
                         this Appendix will not
                         receive Non-Matching
                         Contributions under this
                         Plan.


Subaccounts:             Contributions made
pursuant to the
                         terms of this Appendix
                         will be credited to a
                         "Countrymark Predecessor
                         Plan Subaccount"
                         established under the
                         Plan, consisting of a
                         Countrymark Before-Tax
                         Subaccount, Countrymark
                         After-Tax Subaccount and
                         Countrymark Matching
                         Subaccount.


Investment of              A Participant will be
allowed to
Subaccounts:             direct the investment of
his/her
                         Countrymark Predecessor
                         Plan Subaccount in the
                         investment options
                         selected or established by
                         the Company for this
                         purpose in accordance with
                         Sec. 8.2 (applicable to
                         Predecessor Plan
                         Accounts).


                         A Participant will be
                         allowed to borrow from
                         his/her Countrymark
                         Predecessor Plan
                         Subaccount in accordance
                         with the Notice of Loan
                         Terms and Procedures -
                         Country-mark Predecessor
                         Plan Subaccounts.

Vesting:                 A Participant covered by
this Appendix
                         will at all times be one
                         hundred percent (100%)
                         vested in his/her
                         Countrymark Before-Tax
                         Subaccount and Countrymark
                         After-Tax Subaccount, and
                         will become one hundred
                         percent (100%)
vested in his/her Countrymark Matching
Subaccount upon the first to occur of
the following:
    Completion of five (5) Years of
   Vesting Service.
    Attainment of Normal Retirement
   Age while employed with the Company or
   an Affiliate.
    Becoming permanently disabled
   while employed with the Company or an
   Affiliate (for this purpose an
   individual will be considered to be
   "permanently disabled" only if a
   determination is made by the Social
   Security Administration within 12
   months after his/her last day of work
   that he/she is disabled and that the
   disability started on or before the
   last day of work).
    Death while employed with the
   Company or an Affiliate.

Prior to the occurrence of any of the
above, the vested percentage of the
Participant in his/her Countrymark
Matching Subaccount will be determined
under the following schedule:

    Completed Years    Vested
       of Vesting Service Percentage

               0          0%
              1          20%
              2          40%
              3          60%
              4          80%
             5 or more   100%

The portion of a Countrymark Matching
Subaccount that is not vested will be
forfeited by the Participant and
transferred to a "Forfeiture Subaccount" as of the earlier of the following:

    The last day of the Plan Year in
   which the Participant incurs his/her
   fifth consecutive One-Year Break in
   Service.
    The date on which the vested
   portion of the Participant's
   Countrymark Matching Subaccount is
   distributed to the Participant or
   his/her Beneficiary (and, for this
   purpose, if a Participant is zero
   percent (0%) vested in his/her
   Countrymark Matching Subaccount,
he/she will be deemed to have received a distribution at Termination of
Employment).

If a portion of a Countrymark Matching
Subaccount is forfeited and the
Participant is subsequently reemployed
before incurring five consecutive One-
                         Year Breaks in Service, a Countrymark
                         Matching Subaccount will be reinstated
                         for the Participant as of the last day
                         of the Plan Year in which he/she
                         completes one year of Vesting Service,
                         with an initial balance equal to the
                         amount forfeited (without earnings or
                         losses).  At any time after such
                         reinstatement, the vested amount in the
                         Countrymark Matching Subaccount will be
                         determined by (i) adding back any
                         amount previously distributed from the
                         Subaccount, (ii) applying the
                         applicable vested percentage to the
                         result, and (iii) subtracting out the
                         amount previously distributed from the
                         Subaccount.
                         The balance of the Forfeiture
                         Subaccount will be applied to reduce
                         future contributions made to the Plan
                         by the Company (not limited to
                         contributions made under this
                         Appendix).
                         A Participant's "Vesting Service" is
                         equal to his/her total years of service
                         with the Company measured from date of
                         hire, and including any period of
                         absence of less than 12 months (other
                         an as a result of a Termination of
                         Employment), subject to the prior
                         service credit granted above under
                         "Eligibility and Service Credit".
                         A "One-Year Break in Service" is a Plan
                         Year in which a Participant has five
                         hundred (500) or fewer Hours of
                         Service.


Withdrawals and
Distributions:

  Withdrawals During       A Participant will be allowed to make
Employment:              withdrawals from his/her Countrymark
                         Predecessor Plan Subaccount as
                         follows:

                             Countrymark After-Tax Subaccount. A
                            Participant may withdraw amounts from
                            his/her Countrymark After-Tax
                            Subaccount at any time and from time
to time. The amount withdrawn may not exceed the total amount of the AfterTax Contributions made by the Participant minus amounts previously withdrawn (or the full value of the Countrymark After-
Tax Subaccount, if less).

                             Countrymark Before-Tax
                            Subaccount.  A Participant may
                            withdraw amounts from his/her
                            Countrymark Before-Tax Subaccount in
                            the event of a hardship prior to age
                            fifty nine and one-half (59 1/2) in
                            accordance with Sec. 10.1 and for any
                            reason after that age in accordance
                            with Sec. 10.2.
                         Countrymark Matching Subaccount.  A
                         Participant may withdraw amounts from
                         his/her Countrymark Matching
                         Subaccount for any reason after age
                         fifty nine and one-half (59 1/2) in
                         accordance with Sec. 10.2; provided
                         that, amounts may not be withdrawn
                         unless and until the Participant is one
                         hundred percent (100%) vested in such
                         Subaccount.  Withdrawals from a
                         Countrymark Matching Subaccount will not be allowed prior to age fifty nine and one-half (59 1/2).

                         A withdrawal may be allowed no more than once in any calendar quarter. Withdrawal requests must be made in accordance with rules and procedures adopted for this purpose by the Company (including by means of voice response or other electronic system under circumstances so authorized by the Company).

                         All withdrawals will be in cash.
  Distributions After      A Participant will be entitled to a
Termination of           distribution of the vested balance of
Employment:              his/her Countrymark Predecessor Plan
                         Subaccount following his/her Termination
                         of Employment in accordance with Article
                         XI.

                         Distribution requests must be made in
                         accordance with rules and procedures
                         adopted for this purpose by the Company
                         (including by means of voice response or other electronic system under circumstances so authorized by the
                         Company).

                         All distributions will be in cash.

47
PAGE 48
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX E

The Company hired certain employees on February 1, 1997, in connection with a joint venture arrangement with Countrymark
Cooperative, Inc.

This Appendix applies to the following Employees:

    Hourly-wage employees at the Toledo Grain Terminal in Toledo, Ohio, who are covered by the collective bargaining agreement in effect at that location with the International Longshoremen's Association, Local No. 1955.
    Hourly-wage employees at the Ottawa Lake Grain Terminal in Ottawa, Michigan who are covered by the collective bargaining agreement in effect at that location with the American Federation of Gain Millers, Local No. 58.
    Hourly-wage employees at the Grafton Grain Terminal in Grafton, North Dakota, who are covered by the collective bargaining agreement in effect at that location with the American Federation of Grain Millers International Union.
    Hourly-wage employees at the Saginaw Grain Terminal in Saginaw, Michigan, who are covered by the collective bargaining agreement in effect at that location with the Teamsters, Local No. 486.

The terms and conditions of participation of such employees will be as set forth in this Appendix to the extent that such terms and conditions differ from the general terms and conditions of the Plan.

Eligibility and
Service Credit:

  Eligibility:           An Employee covered by this Appendix
                         will be eligible to participate in
                         accordance with Article III; except that,
                         such an Employee may not become a
                         Participant prior to February 1, 1997.
                         Continued eligibility under this Plan (and
                         continued eligibility under this Appendix)
                         is subject to negotiation with the
                         collective bargaining unit; thus, an
                         Active Participant covered by this
                         Appendix will cease to participate upon
                         expiration of the above-described
                         collective bargaining agreement (except
                         that for this purpose an agreement will be
                         deemed to continue after its formal
                         expiration for so long as collective
                         bargaining negotiations continue).

Service Credit:          An Employee covered by this Appendix
                         will receive credit under this Plan for
                         his/her service prior to February 1, 1997,
                         as follows:

                             Eligibility.  The Employee will
receive credit from his/her last date of hire with Countrymark
Cooper-ative, Inc. for purposes of determining his/her eligibility to participate in this Plan in accordance with the List of Predecessor Employers for the Plan.

                             Vesting.  The Employee will
                            receive credit from his/her last date
                            of hire with Countrymark Cooper-ative,
                            Inc. for purposes of determining
                            whether he/she is vested under this
                            Plan.  In the case of an Employee who
                            is a former participant in the
                            Countrymark Bargaining Unit Employees
                            Savings Plan, such prior service credit
                            will not be less than his/her "Service"
                            under such plan as of February 1, 1997.

Contributions:

  Employee                 An Active Participant covered by this
  Contributions:           Appendix may elect to reduce his/her
                         Certified Earnings for a payroll
                         period by any whole percent, but not
                         less than one percent (1%) or more than
                         fifteen percent (15%) in order to
                         receive a Before-Tax Contribution.  An
                         Active Participant covered by this
                         Appendix also may make an After-Tax
                         Contribution for a payroll period by
                         means of payroll deduction in any whole
                         percent, but not less than one percent
                         (1%) or more than fifteen percent (15%)
                         of his/her Certified Earnings for the
                         payroll period.

                         Before-Tax and After-Tax Contributions
                         are subject to the applicable limits
                         set forth in Article VI.

  Employer               Matching Contributions.
  Contributions:
                         A Participant covered by this Appendix
                         will not receive Matching Contributions
                         under the Plan.

                         Non-Matching Contributions.

                         A Participant covered by this Appendix
                         will receive Non-Matching Contributions
                         under the Plan at such rate as is set
                         forth in the collective bargaining
                         agreement covering such Participant.


Subaccounts:             Contributions made pursuant to the
                         terms of this Appendix will be credited
                         to a "Countrymark Predecessor Plan
                         Subaccount" established under the Plan,
                         consisting of a Countrymark Before-Tax
                         Subaccount, Countrymark After-Tax
                         Subaccount and Countrymark Non-Matching
                         Sub-account.


Investment of              A Participant will be allowed to
Subaccounts:             direct the investment of his/her
                         Countrymark Predecessor Plan Subaccount
                         in the investment options selected or
                         established by the Company for this
                         purpose in accordance with Sec. 8.2
                         (applicable to Predecessor Plan
                         Accounts).

                         A Participant will be allowed to borrow
                         from his/her Countrymark Predecessor
                         Plan Subaccount in accordance with the
                         Notice of Loan Terms and Procedures -
                         Country-mark Predecessor Plan
                         Subaccounts.


Vesting:                 A Participant covered by this Appendix
                         will at all times be one hundred
                         percent (100%) vested in his/her
                         Countrymark Before-Tax Subaccount and
                         Countrymark After-Tax Subaccount, and
                         will become one hundred percent (100%)
                         vested in his/her Countrymark Non
                         Matching Subaccount upon the first to
                         occur of the following:

                             Completion of five (5) Years of
                            Vesting Service.
                             Attainment of Normal Retirement
                            Age while employed with the Company or
                            an Affiliate.
                             Becoming permanently disabled
                            while employed with the Company or an
                            Affiliate (for this purpose an
                            individual will be considered to be
                            "permanently disabled" only if a
                            determination is made by the Social
                            Security Administration within 12
                            months after his/her last day of work
                            that he/she is disabled and that the
                            disability started on or before the
                            last day of work).
                             Death while employed with the
                            Company or an Affiliate.

                         Prior to the occurrence of any of the
                         above, the vested percentage of the
                         Participant in his/her Countrymark Non
                         Matching Subaccount will be determined
                         under the following schedule:

                             Completed Years    Vested
                            of Vesting Service Percentage

                                    0          0%
                                    1          20%
                                    2          40%
                                    3          60%
                                    4          80%
                                   5 or more   100%

                         The portion of a Countrymark NonMatching
                         Subaccount that is not vested will be
                         forfeited by the Participant and
                         transferred to a "Forfeiture Subaccount" as of the earlier of the following:

                             The last day of the Plan Year in
                            which the Participant incurs his/her
                            fifth consecutive One-Year Break in
                            Service.
                             The date on which the vested
                            portion of the Participant's
                            Countrymark Non-Matching Sub-account is
                            distributed to the Participant or
                            his/her Beneficiary (and, for this
                            purpose, if a Participant is zero
                            percent (0%) vested in his/her
                            Countrymark Non-Matching Subaccount,
he/she will be deemed to have received a distribution at Termination of
                            Employment).
                         If a portion of a Countrymark Non
                         Matching Subaccount is forfeited and
                         the Participant is subsequently
                         reemployed before incurring five
                         consecutive One-Year Breaks in Service,
                         a Countrymark Non-Matching Subaccount
                         will be reinstated for the Participant
                         as of the last day of the Plan Year in
                         which he/she completes one year of
                         Vesting Service, with an initial
                         balance equal to the amount forfeited
                         (without earnings or losses).  At any
                         time after such reinstatement, the
                         vested amount in the Countrymark Non-
                         Matching Subaccount will be determined
                         by (i) adding back any amount
                         previously distributed from the
                         Subaccount, (ii) applying the
                         applicable vested percentage to the
                         result, and (iii) subtracting out the
                         amount previously distributed from the
                         Subaccount.
                         The balance of the Forfeiture
                         Subaccount will be applied to reduce
                         future contributions made to the Plan
                         by the Company (not limited to
                         contributions made under this
                         Appendix).
                         A Participant's "Vesting Service" is
                         equal to his/her total years of service
                         with the Company measured from date of
                         hire, and including any period of
                         absence of less than 12 months (other
                         an as a result of a Termination of
                         Employment), subject to the prior
                         service credit granted above under
                         "Eligibility and Service Credit".
                         A "One-Year Break in Service" is a Plan
                         Year in which a Participant has five
                         hundred (500) or fewer Hours of
                         Service.


Withdrawals and
Distributions:

  Withdrawals During       A Participant will be allowed to make
Employment:              withdrawals from his/her Countrymark
                         Predecessor Plan Subaccount as
                         follows:

                             Countrymark After-Tax Subaccount. A
                            Participant may withdraw amounts from
                            his/her Countrymark After-Tax
                            Subaccount at any time and from time
to time. The amount withdrawn may not exceed the total amount of the AfterTax Contributions made by the Participant minus amounts previously withdrawn (or the full value of the Countrymark After-
Tax Subaccount, if
                            less).

                             Countrymark Before-Tax Subaccount.
                            A Participant may withdraw amounts
                            from his/her
Countrymark Before-Tax Subaccount in the event of a hardship prior to age fifty nine and one-half (59 1/2) in accordance with Sec. 10.1 and for any reason after that age in accordance with Sec. 10.2.

                             Countrymark Non-Matching Subaccount.
                            A Participant may withdraw amounts
                            from his/her Countrymark Non-Matching
                            Subaccount for any reason after age
                            fifty nine and one-half (59 1/2) in
                            accordance with Sec. 10.2; provided
                            that, amounts may not be withdrawn
                            unless and until the Participant is
                            one hundred percent (100%) vested in
                            such Subaccount. Withdrawals from a
                            Countrymark NonMatching Subaccount
                            will not be allowed prior to age fifty
                            nine and one-half (59 1/2).

                         A withdrawal may be allowed no more
                         than once in any calendar quarter.
                         Withdrawal requests must be made in
                         accordance with rules and procedures
                         adopted for this purpose by the
                         Company (including by means of voice
                         response or other electronic system
                         under circumstances so authorized by
                         the Company).

                         All withdrawals will be in cash.


  Distributions After      A Participant will be entitled to a
Termination of           distribution of the vested balance of
Employment:              his/her Countrymark Predecessor Plan
                         Sub-account following his/her
                         Termination of Employment in
                         accordance with Article XI.

                         Distribution requests must be made in
                         accordance with rules and procedures
                         adopted for this purpose by the
                         Company (including by means of voice
                         response or other electronic system
                         under circumstances so authorized by
                         the Company).

                         All distributions will be in cash.

48
PAGE 49
ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX F


The Company hired certain employees on February 1, 1997, in connection with a joint venture arrangement with Countrymark
Cooperative, Inc.

This Appendix applies to houly-wage employees at the Fostoria
Grain Terminal in Fostoria, Ohio, who are covered by the collective bargaining unit in effect at that location effective
March 1, 1995.

The terms and conditions of participation of such employees will be as set forth in this Appendix to the extent that such terms and conditions differ from the general terms and conditions of the Plan.

Eligibility and
Service Credit:

  Eligibility:           An Employee covered by this Appendix
                         will be eligible to participate in
                         accordance with Article III; except that,
                         such an Employee may not become a
                         Participant prior to February 1, 1997.
                         Continued eligibility under this Plan (and
                         continued eligibility under this Appendix)
                         is subject to negotiation with the
                         collective bargaining unit; thus, an
                         Active Participant covered by this
                         Appendix will cease to participate upon
                         expiration of the above-described
                         collective bargaining agreement (except
                         that for this purpose an agreement will be
                         deemed to continue after its formal
                         expiration for so long as collective
                         bargaining negotiations continue).

Service Credit:          An Employee covered by this Appendix
                         will receive credit under this Plan for
                         his/her service prior to February 1, 1997,
                         as follows:

                             Eligibility.  The Employee will
receive credit from his/her last date of hire with Countrymark
Cooper-ative, Inc. for purposes of determining his/her eligibility to participate in this Plan in accordance with the List of Predecessor Employers for the Plan.

                             Vesting.  The Employee will
                            receive credit from his/her last date
                            of hire with Countrymark Cooper-ative,
                            Inc. for purposes of determining
                            whether he/she is vested under this
                            Plan.  In the case of an Employee who
                            is a former participant in the
                            Countrymark Bargaining Unit Employees
                            Savings Plan, such prior service credit
                            will not be less than his/her "Service"
                            under such plan as of February 1, 1997.

Contributions:

  Employee                 An Active Participant covered by this
  Contributions:           Appendix may elect to reduce his/her
                         Certified Earnings for a payroll
                         period by any whole percent, but not
                         less than one percent (1%) or more than
                         ten percent (10%) in order to receive a
                         Before-Tax Contribution.  An Active
                         Participant covered by this Appendix
                         also may make an After-Tax Contribution
                         for a payroll period by means of payroll
                         deduction in any whole percent, but not
                         less than one percent (1%) or more than
                         ten percent (10%) of his/her Certified
                         Earnings for the payroll period.

                         Before-Tax and After-Tax Contributions
                         are subject to the applicable limits set forth in Article VI.

  Employer               Matching Contributions.
  Contributions:
                         A Matching Contribution will be made for
                         each month on behalf of each Active
                         Participant covered by this Appendix who
                         receives a Before-Tax Contribution or
                         makes an After-Tax Contribution for any
                         payroll period ending within such month.
                         The amount of the Matching Contribution
                         will equal one-dollar ($1.00) for each
                         one
dollar ($1.00) contributed as a BeforeTax or After-Tax
Contribution, but disregarding any such contributions in excess of three percent (3%) of Certified Earnings for payroll periods ending within the month (thus, the maximum Matching Contribution per
                         month is three percent (3%) of
                         Certified Earnings for payroll periods
                         ending within the month).

                         Non-Matching Contributions.

                         A Participant covered by this Appendix
                         will receive a Non-Matching
                         Contribution each Plan Year of seven
                         percent (7%) of Certified Earnings for
                         the Plan Year provided that he/she is
                         employed with the Company or an
                         Affiliate on the last business day of
                         the Plan Year.

                         Only Certified Earnings received while
                         an Active Participant under the terms
                         set forth in this Appendix will count
                         for purposes of determining NonMatching
                         Contributions for a Plan Year.


Subaccounts:             Contributions made pursuant to the
                         terms of this Appendix will be credited
                         to a "Countrymark Predecessor Plan
                         Subaccount" established under the Plan,
                         consisting of a Countrymark
                         Before-Tax Subaccount, Countrymark
                         After-Tax Subaccount, Countrymark
                         Matching Subaccount and Countrymark Non-
                         Matching Subaccount.
Investment of              A Participant will be allowed to
Subaccounts:             direct the investment of his/her
                         Countrymark Predecessor Plan Subaccount
                         in the investment options selected or
                         established by the Company for this
                         purpose in accordance with Sec. 8.2
                         (applicable to Predecessor Plan
                         Accounts).

                         A Participant will be allowed to borrow
                         from his/her Countrymark Predecessor
                         Plan Subaccount in accordance with the
                         Notice of Loan Terms and Procedures -
                         Country-mark Predecessor Plan
                         Subaccounts.

Vesting:                 A Participant covered by this Appendix
                         will at all times be one hundred
                         percent (100%) vested in his/her
                         Countrymark Before-Tax Subaccount and
                         Countrymark After-Tax Subaccount, and
                         will become one hundred percent (100%)
                         vested in his/her Countrymark Matching
                         and Non-Matching Subaccounts upon the
                         first to occur of the following:

                             Completion of five (5) Years of
                            Vesting Service.
                             Attainment of Normal Retirement
                            Age while employed with the Company or
                            an Affiliate.
                             Becoming permanently disabled
                            while employed with the Company or an
                            Affiliate (for this purpose an
                            individual will be considered to be
                            "permanently disabled" only if a
                            determination is made by the Social
                            Security Administration within 12
                            months after his/her last day of work
                            that he/she is disabled and that the
                            disability started on or before the
                            last day of work).
                             Death while employed with the
                         Company or an Affiliate.

                         Prior to the occurrence of any of the
                         above, the vested percentage of the
                         Participant in his/her Countrymark
                         Matching and Non-Matching Subaccounts will be determined under the following schedule:

                             Completed Years    Vested
                            of Vesting Service Percentage

                                    0          0%
                                    1          20%
                                    2          40%
                                    3          60%
                                    4          80%
             5 or more   100%
The portion of a Countrymark Matching or
Non-Matching Subaccount that is not vested
will be forfeited by the Participant and
transferred to a "Forfeiture Subaccount"
as of the earlier of the following:
    The last day of the Plan Year in
   which the Participant incurs his/her
   fifth consecutive One-Year Break in
   Service.
    The date on which the vested portion
   of the Participant's Countrymark
   Matching or Non-Matching Subaccount is
   distributed to the Participant or
   his/her Beneficiary (and, for this
   purpose, if a Participant is zero
   percent (0%)
vested in his/her Countrymark Matching and
Non-Matching Subaccounts, he/she will be
deemed to have received a distribution at
Termination of Employment).

If a portion of a Countrymark Matching
or Non-Matching Subaccount is
forfeited and the Participant is
subsequently reemployed before
incurring five consecutive One-Year
Breaks in Service, a Countrymark
Matching or Non-Matching Subaccount
will be reinstated for the Participant
as of the last day of the Plan Year in
which he/she completes one year of
Vesting Service, with an initial
balance equal to the amount forfeited
(without earnings or losses).  At any
time after such reinstatement, the
vested amount in the Countrymark
Matching or Non-Matching Subaccount
will be determined by (i) adding back
any amount previously distributed from
the Subaccount, (ii) applying the
applicable vested percentage to the
result, and (iii) subtracting out the
amount previously distributed from the
Subaccount.

The balance of the Forfeiture
Subaccount will be applied to reduce
future contributions made to the Plan
by the Company (not limited to
contributions made under this
Appendix).

A Participant's "Vesting Service" is
equal to his/her total years of service
with the Company measured from date of
hire, and including any period of
absence of less than 12 months (other
an as a result of a Termination of
Employment), subject to the prior
service credit granted above under
"Eligibility and Service Credit".

                         A "One-Year Break in Service" is a
                         Plan Year in which a Participant has
                         five hundred (500) or fewer Hours of
                         Service.


Withdrawals and
Distributions:

  Withdrawals During       A Participant will be allowed to make
Employment:              withdrawals from his/her Countrymark
                         Predecessor Plan Subaccount as
                         follows:

                             Countrymark After-Tax Subaccount. A
                            Participant may withdraw amounts from
                            his/her Countrymark After-Tax
                            Subaccount at any time and from time
to time. The amount withdrawn may not exceed the total amount of the AfterTax Contributions made by the Participant minus amounts previously withdrawn (or the full value of the Countrymark After-
Tax Subaccount, if less).


                             Countrymark Before-Tax
                            Subaccount.  A Participant may withdraw
                            amounts from his/her Countrymark Before-
                            Tax Subaccount in the event of a
                            hardship prior to age fifty nine and
                            one-half (59 1/2) in accordance with Sec.
                            10.1 and for any reason after that age
                            in accordance with Sec. 10.2.

                             Countrymark Matching or
                            NonMatching Subaccount.  A Participant
                            may withdraw amounts from his/her
                            Countrymark Matching or Non-Matching
                            Subaccount for any reason after age
                            fifty nine and one-half (59 1/2) in
                            accordance with Sec. 10.2; provided
                            that, amounts may not be withdrawn
                            unless and until the Participant is one
                            hundred percent (100%) vested in such
                            Subaccount.  Withdrawals from a
                            Countrymark Matching or Non-Matching
                            Subaccount will not be allowed prior to
                            age fifty nine and one-half (59 1/2).

                         A withdrawal may be allowed no more
                         than once in any calendar quarter.
                         Withdrawal requests must be made in
                         accordance with rules and procedures
                         adopted for this purpose by the
                         Company (including by means of voice
                         response or other electronic system
                         under circumstances so authorized by
                         the Company).

                         All withdrawals will be in cash.


  Distributions After      A Participant will be entitled to a
Termination of           distribution of the vested balance of
Employment:              his/her Countrymark Predecessor Plan
                         Subaccount following his/her
                         Termination of Employment in
                         accordance with Article XI.

                         Distribution requests must be made in
                         accordance with rules and procedures
                         adopted for this purpose by the
                         Company (including by means of voice
                         response or other electronic system
                         under circumstances so authorized by
                         the Company).

                         All distributions will be in cash.

49
PAGE 50

ADM EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES
APPENDIX G


The participating location(s) hereunder and the coverage date of such location(s) are as specified on the List of Participating
Locations for the Plan.

The following sets forth the terms that apply to each participating location hereunder.

Before-Tax                An Active Participant under this
Contributions:            Appendix may elect to reduce his/her
                          Certified Earnings for a payroll period
                          by not more than six percent (6%) in
                          order to receive a Before-Tax
                          Contribution.


Matching Schedule:        An Active Participant under this
                          Appendix will receive the following
                          Matching Contributions:

                          Prior to January 1, 1999:  Matching
                          Contributions will be made on a monthly
                          (or more frequent) basis, with the
                          amount of the Matching Contributions
                          for each month determined under the
                          following schedule:

                          For Before-Tax      The Matching
                          Contributions       Contribution will
                          representing the    be the following
                          following percent   percent of the
                          of Certified        Participant's
                          Earnings for        Before-Tax
                          payroll periods     Contributions for
                          ending within the   payroll periods
                          month               ending within the
                                              month
                          The first 2%
                          Above 2%            100%
                                              None
                          Starting January 1, 1999:  Matching
                          Contributions will be made on a monthly
                          (or more frequent) basis, with the
                          amount of the Matching Contributions
                          for each Plan Year determined under the
                          following schedule:
                          For Before-Tax      The Matching
                          Contributions       Contribution will
                          representing the    be the following
                          following percent   percent of the
                          of Certified        Participant's
                          Earnings for        Before-Tax
                          payroll periods     Contributions for
                          ending within the   payroll periods
                          Plan Year           ending within the
                                              Plan Year
                          The first 2%
                          Above 2%            100%
                                              None

50
Page 51




EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES

(As Amended and Restated Effective April 1, 1998)




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EMPLOYEE STOCK OWNERSHIP PLAN
FOR HOURLY EMPLOYEES

TABLE OF CONTENTS


ARTICLE I  INTRODUCTION                                        1
 1.1      PLAN; PURPOSE                                       1
 1.2      QUALIFIED STOCK BONUS AND EMPLOYEE STOCK OWNERSHIP
 PLAN     1
 1.3      PLAN DOCUMENT                                       1
 1.4      EFFECTIVE DATE OF DOCUMENT                          1
ARTICLE II DEFINITIONS AND CONSTRUCTION                        1
 2.1      DEFINITIONS 1
 2.2      CHOICE OF LAW                                      10
ARTICLE III            PARTICIPATION                          11
 3.1      START OF PARTICIPATION                             11
 3.2      END OF PARTICIPATION                               11
ARTICLE IV EMPLOYEE CONTRIBUTIONS                             11
 4.1      BEFORE TAX CONTRIBUTIONS                           11
 4.2      AFTER-TAX CONTRIBUTIONS                            12
 4.3      ROLLOVER CONTRIBUTIONS                             12
 4.4      FORM OF CONTRIBUTION                               12
ARTICLE V  EMPLOYER CONTRIBUTIONS                             13
 5.1      MATCHING CONTRIBUTIONS                             13
 5.2      NON-MATCHING CONTRIBUTIONS                         13
 5.3      FORM OF CONTRIBUTION                               14
ARTICLE VI CONTRIBUTION LIMITS                                15
 6.1      CODE SECTION 402(G) LIMIT ON BEFORE-TAX CONTRIBUTIONS
 15
 6.2      CODE SECTION 401(K)/401(M) NONDISCRIMINATION TEST  15
 6.3      MAXIMUM ANNUAL ADDITIONS                           17
 6.4      DEDUCTION LIMIT                                    19
ARTICLE VII            ACCOUNTS                               19
 7.1      ACCOUNTS    19
 7.2      VALUATION OF ACCOUNTS                              21
 7.3      STATEMENTS. 24
 7.4      VOTING RIGHTS ON COMPANY STOCK                     24
 7.5      TENDER OR EXCHANGE OFFERS REGARDING COMPANY STOCK  26
ARTICLE VIII           INVESTMENT OF ACCOUNTS                 26
 8.1     INVESTMENT IN COMPANY STOCK                         27
 8.2     INVESTMENT IN OTHER INVESTMENT OPTIONS              27
 8.3     REINVESTMENTS TO SATISFY DIVERSIFICATION RULES      28
 8.4     SOURCE OF PAYMENTS ON AN EXEMPT LOAN                29
 8.5     PARTICIPANT LOAN PROGRAM                            29
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 8.6     VALUATION OF NON-TRADED SHARES                      30
ARTICLE IX VESTING     30
ARTICLE X  WITHDRAWALS WHILE EMPLOYED                         30
 10.1     WITHDRAWALS FOR HARDSHIP                           30
 10.2     WITHDRAWALS AFTER AGE 59 1/2                          31
 10.3     WITHDRAWALS FROM PREDECESSOR PLAN ACCOUNTS         33
 10.4     WITHDRAWAL PROCEDURES                              33
ARTICLE XI DISTRIBUTIONS AFTER TERMINATION                    33
 11.1     BENEFIT ON TERMINATION OF EMPLOYMENT               33
 11.2     TIME, FORM AND MEDIUM OF DISTRIBUTION              33
 11.3     CASH-OUT OF SMALL ACCOUNTS                         35
 11.4     MINIMUM DISTRIBUTION RULES                         37
 11.5     DISTRIBUTION PROCEDURES                            37
ARTICLE XII            DISTRIBUTIONS AFTER DEATH              37
 12.1     BENEFIT ON DEATH                                   37
 12.2     TIME, FORM AND MEDIUM OF DISTRIBUTION              37
 12.3     BENEFICIARY DESIGNATION                            39
 12.4     MULTIPLE BENEFICIARIES                             40
 12.5     MINIMUM DISTRIBUTION RULES                         40
ARTICLE XIII           MISCELLANEOUS BENEFIT PROVISIONS       41
 13.1     VALUATION OF ACCOUNTS FOLLOWING TERMINATION OF
 EMPLOYMENT           41
 13.2     DIRECT ROLLOVER OPTION                             42
 13.3     MISSING PARTICIPANTS OR BENEFICIARIES              42
 13.4     DISTRIBUTION IN EVENT OF CERTAIN CORPORATE
 TRANSACTIONS         44
 13.5     DISTRIBUTION TO ALTERNATE PAYEE                    44
 13.6     BROKERAGE FEES                                     44
 13.7     PUT OPTION; OTHER RESTRICTIONS ON COMPANY STOCK    44
 13.8     NO OTHER BENEFITS                                  46
 13.9     SOURCE OF BENEFITS                                 46
 13.10    INCOMPETENT PAYEE                                  47
 13.11    NO ASSIGNMENT OR ALIENATION OF BENEFITS            47
 13.12    PAYMENT OF TAXES                                   47
 13.13    CONDITIONS PRECEDENT                               47
 13.14    DELAY OF DISTRIBUTION IN EVENT OF STOCK DIVIDEND OR
 SPLIT    47
ARTICLE XIV            TRANSFER OR REEMPLOYMENT               47
 14.1     TRANSFER OF EMPLOYMENT                             47
 14.2     EFFECT OF REEMPLOYMENT                             48
ARTICLE XV TRUST FUND  48
 15.1     COMPOSITION 48
 15.2     NO DIVERSION                                       48
 15.3     BORROWING TO PURCHASE COMPANY STOCK                49
 15.4     FUNDING POLICY                                     52
 15.5     SHARE REGISTRATION                                 52
 15.6     PURCHASE/SALE OF COMPANY STOCK                     52
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ARTICLE XVI            ADMINISTRATION                         52
 16.1     ADMINISTRATION                                     52
 16.2     CERTAIN FIDUCIARY PROVISIONS                       54
 16.3     PAYMENT OF EXPENSES                                54
 16.4     EVIDENCE    54
 16.5     CORRECTION OF ERRORS                               54
 16.6     CLAIMS PROCEDURE                                   54
 16.7     WAIVER OF NOTICE                                   54
 16.8     AGENT FOR LEGAL PROCESS                            55
 16.9     INDEMNIFICATION                                    56
 16.10    EXERCISE OF AUTHORITY                              56
 16.11    TELEPHONIC OR ELECTRONIC NOTICES AND TRANSACTIONS  56
ARTICLE XVII           AMENDMENT, TERMINATION, MERGER         56
 17.1    AMENDMENT    56
 17.2    PERMANENT DISCONTINUANCE OF CONTRIBUTIONS           58
 17.3    TERMINATION  58
 17.4    PARTIAL TERMINATION                                 58
 17.5    MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS   59
 17.6    DEFERRAL OF DISTRIBUTIONS                           60
ARTICLE XVIII          PREDECESSOR PLAN ACCOUNTS              60
 18.1     TRANSFERS FROM OTHER PLANS                         60
 18.2     OPTIONAL FORMS OF PAYMENT                          60
 18.3     SPECIAL RULES IF SURVIVOR ANNUITY REQUIREMENTS APPLY60
ARTICLE XIX            MISCELLANEOUS PROVISIONS               64
 19.1     SPECIAL TOP-HEAVY RULES                            64
 19.2     QUALIFIED MILITARY SERVICE                         67
 19.3     INSURANCE COMPANY NOT RESPONSIBLE FOR VALIDITY OF PLAN
 67
 19.4     NO GUARANTEE OF EMPLOYMENT                         67
 19.5     USE OF COMPOUNDS OF WORD "HERE"                    67
 19.6     CONSTRUED AS A WHOLE                               67
 19.7     HEADINGS    67

 APPENDIX A
 APPENDIX B
 APPENDIX C
 APPENDIX D
 APPENDIX E
 APPENDIX F
 APPENDIX G
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